A "DISCIPLINED GROWTH" approach
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Fortis stock funds
annual report
August 31, 2001


[PICTURE]


Fortis Asset Allocation Fund

Fortis Growth & Income Fund

Fortis Value Fund

Fortis Capital Fund

Fortis Growth Fund

Fortis Capital Appreciation Fund

  CONTENTS

  LETTER TO SHAREHOLDERS                                          2
  SCHEDULE OF INVESTMENTS
     FORTIS ASSET ALLOCATION PORTFOLIO                            8
     FORTIS VALUE FUND                                           13
     FORTIS GROWTH AND INCOME FUND                               14
     FORTIS CAPITAL FUND                                         16
     FORTIS GROWTH FUND                                          17
     FORTIS CAPITAL APPRECIATION PORTFOLIO                       19

  STATEMENTS OF ASSETS AND LIABILITIES                           22

  STATEMENTS OF OPERATIONS                                       23

  STATEMENTS OF CHANGES IN NET ASSETS
     FORTIS ASSET ALLOCATION PORTFOLIO                           24
     FORTIS VALUE FUND                                           25
     FORTIS GROWTH AND INCOME FUND                               26
     FORTIS CAPITAL FUND                                         27
     FORTIS GROWTH FUND                                          28
     FORTIS CAPITAL APPRECIATION PORTFOLIO                       29

  NOTES TO FINANCIAL STATEMENTS                                  30

  INDEPENDENT AUDITORS' REPORT                                   47

  FEDERAL INCOME TAX INFORMATION                                 48

  DIRECTORS AND OFFICERS                                         49

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HIGHLIGHTS

FOR THE YEAR ENDED AUGUST 31, 2001:

                                                 CLASS A     CLASS B     CLASS C     CLASS H     CLASS Z
                                                 --------    --------    --------    --------    --------
FORTIS ASSET ALLOCATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 18.70     $ 18.55     $ 18.45     $ 18.53     $ 18.71
  End of year................................    $ 14.49     $ 14.36     $ 14.28     $ 14.35     $ 14.49
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.343     $ 0.252     $ 0.252     $ 0.252     $ 0.417
  From net realized gains on investments.....    $ 1.240     $ 1.240     $ 1.240     $ 1.240     $ 1.240

FORTIS VALUE FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 14.30     $ 13.94     $ 13.95     $ 13.95          --
  End of year................................    $ 13.30     $ 12.85     $ 12.86     $ 12.86          --
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.016     $    --     $    --     $    --          --
  From net realized gains on investments.....    $ 1.320     $ 1.320     $ 1.320     $ 1.320          --

FORTIS GROWTH & INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 16.96     $ 16.82     $ 16.82     $ 16.82          --
  End of year................................    $ 13.69     $ 13.51     $ 13.51     $ 13.51          --
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.043     $    --     $    --     $    --          --
  From net realized gains on investments.....    $ 1.052     $ 1.052     $ 1.052     $ 1.052          --

FORTIS CAPITAL FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 23.85     $ 22.27     $ 22.27     $ 22.30          --
  End of year................................    $ 15.09     $ 13.81     $ 13.81     $ 13.83          --
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 3.322     $ 3.322     $ 3.322     $ 3.322          --

FORTIS GROWTH FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 45.45     $ 42.31     $ 42.32     $ 42.35     $ 46.35
  End of year................................    $ 21.62     $ 19.53     $ 19.53     $ 19.55     $ 22.24
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 8.550     $ 8.550     $ 8.550     $ 8.550     $ 8.550

FORTIS CAPITAL APPRECIATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 60.44     $ 57.66     $ 57.71     $ 57.72          --
  End of year................................    $ 21.24     $ 19.76     $ 19.77     $ 19.77          --
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $12.990     $12.990     $12.990     $12.990          --

HOW TO USE THIS REPORT

For a quick overview of each fund's performance during the past year, refer to the Financial Highlights. The letters from the portfolio managers provide a more detailed analysis of the funds and financial markets.

The charts alongside the letters are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance charts graphically compare the funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

         -    FORTIS ASSET ALLOCATION FUND
              This fund merges three major categories
              of assets -- stocks, bonds and money
              markets -- into one fund to reduce risk
              and maximize return.

         -    FORTIS VALUE FUND
              This fund invests in large, established
              companies whose stocks are currently
              offered at a price fund managers
              consider low but that they expect to
              appreciate.

         -    FORTIS GROWTH & INCOME FUND
              This fund invests in some of the world's biggest, most established companies and is Fortis' most conservative large-company stock fund offering. The fund seeks both capital appreciation and income.

         -    FORTIS CAPITAL FUND
              This fund has the distinction of being
              Fortis' oldest and one of our most
              popular large-company stock fund
              offerings. The primary goal of the fund
              is long-term growth.

         -    FORTIS GROWTH FUND
              This fund has been a favorite of
              generations of Fortis investors. It
              invests in established, medium-size
              companies which fund managers believe to have the potential for above-average earnings growth.

         -    FORTIS CAPITAL APPRECIATION FUND
              Our small-company stock fund offers the
              potential for high total returns. It's
              the most volatile of the Fortis stock
              funds because investing in small
              companies generally involves more risk.

PORTFOLIO COMPOSITION BY SECTOR AS OF 8/31/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stock                      59.6%
Corporate Bonds-Investment Grade  17.3%
U.S. Government Securities        16.5%
Cash Equivalents/Payables          5.1%
Asset Backed Securities            1.5%

TOP 10 HOLDINGS AS OF 8/31/2001

                                                         Percent of
Securities                                               Net Assets
-------------------------------------------------------------------
 1.  Microsoft Corp.                                         2.4%
 2.  U.S. Treasury Note (6.00%) 2004                         2.3%
 3.  Exxon Mobil Corp.                                       2.1%
 4.  Citigroup, Inc.                                         1.9%
 5.  General Electric Co.                                    1.8%
 6.  U.S. Treasury Note (5.625%) 2006                        1.8%
 7.  U.S. Treasury Note (4.625%) 2003                        1.7%
 8.  Pepsico, Inc.                                           1.6%
 9.  AOL Time Warner, Inc.                                   1.5%
10.  Tyco International Ltd.                                 1.5%

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                           Since
                                               1 Year           5 Year                   Inception
--------------------------------------------------------------------------------------------------------------
Class B sharesDiamond                             -15.22%           +9.66%           +10.45%+
Class B sharesDiamond Diamond                     -17.89%           +9.48%           +10.45%+
Class C sharesDiamond                             -15.20%           +9.66%           +10.41%+
Class C sharesDiamond Diamond                     -15.96%           +9.66%           +10.41%+
Class H sharesDiamond                             -15.18%           +9.67%           +10.45%+
Class H sharesDiamond Diamond                     -17.85%           +9.49%           +10.45%+
Class Z shares                                    -14.38%              --             +0.52%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.
             ++ Since July 27, 1999 -- Date shares were first offered to the public.

FORTIS ASSET ALLOCATION PORTFOLIO

HOW DID THE FUND PERFORM?

Wellington Management assumed portfolio management responsibilities as investment sub-adviser to the Fortis Asset Allocation Portfolio on April 2, 2001. For the year ended August 31, 2001, the fund returned -14.73% for Class A before the sales charge, versus returns of -24.38% for the S&P 500 Index and 12.35% for the Lehman Brothers Aggregate Bond Index. A combination of the above stock and bond indices posted a decline of 9.69%.

WHY DID THE FUND PERFORM THIS WAY?

The performance of the equity portion of the portfolio was hurt by its large cap bias during the period as investors favored smaller companies that could benefit from an anticipated resurgence in economic growth. Some holdings in the information technology and utility sectors were especially weak, including TELLABS, EMC, EL PASO and RELIANT. However, we remain positive about the long-term case for these companies and believe they are still fundamentally strong.

Strong stock selection in the health care and basic material sectors was a positive contributor to performance. Top performers included JOHNSON & JOHNSON and DOW CHEMICAL. Other top contributors came from a variety of sectors including TYCO (technology), INTEL (information technology), PHILLIPS PETROLEUM (energy) and PEPSICO (consumer staples). The fixed income component of the fund was significantly overweighted in corporate and mortgage securities, and these sector choices were instrumental in producing a fixed income return that exceeded that of its benchmark index. As of August 31, 2001, the asset mix consisted of 60% stocks, 35% bonds and 5% cash and cash equivalents.

WHAT IS YOUR OUTLOOK?

The period was marked by difficult relative performance due in part to the transition period necessary to position the fund appropriately. Increased corporate layoffs, increased unemployment claims, with falling consumer confidence resulting from the worst terrorist attack in US history, confirm fears of a recession and the current economic slowdown remains. Amidst these extraordinary times, it is likely that the Fed will lower interest rates even further. The fund invests in large cap, high-quality companies, which we believe remain relatively safe havens for the fund in the short-term. Better economic times in 2002 will ultimately mean that equities should be favored over bonds and that shorter duration bonds should be favored over longer duration bonds. We expect to be implementing changes in the fund to take advantage of these anticipated developments.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


ASSET ALLOCATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEAR   10 YEAR
CLASS A*                     -18.78%   +9.20%   +9.61%
CLASS A**                    -14.73%  +10.26%  +10.14%

            LEHMAN BROTHERS                   ASSET ALLOCATION PORTFOLIO
        AGGREGATE BOND INDEX***  S&P 500****           CLASS A
9/1/91                  $10,000      $10,000                      $9,525
92                      $11,348      $10,795                     $10,651
93                      $12,594      $12,429                     $11,857
94                      $12,404      $13,107                     $12,301
95                      $13,805      $15,918                     $14,658
96                      $14,372      $18,896                     $15,352
97                      $15,810      $26,582                     $19,133
98                      $17,481      $28,736                     $19,651
99                      $17,620      $40,179                     $24,162
00                      $18,951      $46,734                     $29,344
01                      $21,292      $35,342                     $25,023

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
****  This is an unmanaged index of 500 common stocks.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2001

ADDITIONS:                                          ELIMINATIONS:
AOL Time Warner, Inc.                               ACE Ltd.
Dow Chemical Co.                                    AES Corp.
Home Depot, Inc.                                    Calpine Corp.
International Business Machines Corp.               Clear Channel Communications, Inc.
J.P. Morgan Chase & Co.                             Corning, Inc.
Johnson & Johnson                                   Dynegy, Inc. Class A
Kimberly-Clark Corp.                                Enron Corp.
Merck & Co., Inc.                                   JDS Uniphase Corp.
SBC Communications, Inc.                            Morgan Stanley Dean Witter & Co.
Schering-Plough Corp.                               PE Corp. -- PE Biosystem Group

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finance                    28.4%
Technology                 18.1%
Consumer Cyclical          13.2%
Basic Materials            11.6%
Services                   10.0%
Energy                      5.6%
Health Care                 5.4%
Transportation              3.5%
Cash Equivalents/Payables   2.9%
Capital Goods               1.3%

TOP 10 HOLDINGS AS OF 8/31/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Alcoa, Inc.                                             5.1%
 2.  WorldCom, Inc. -- WorldCom Group                        5.0%
 3.  Citigroup, Inc.                                         4.8%
 4.  Adelphia Communications Corp. Class A                   4.5%
 5.  TJX Companies, Inc.                                     3.8%
 6.  Washington Mutual, Inc.                                 3.5%
 7.  International Business Machines Corp.                   3.1%
 8.  Pharmacia Corp.                                         2.8%
 9.  Rohm & Haas Co.                                         2.6%
10.  RenaissanceRe Holdings Ltd. ADR                         2.4%

CLASS B, C AND H AVERAGE
ANNUAL TOTAL RETURNS

                                                                                   Since
                                               1 Year           5 Year          Inception+
---------------------------------------------------------------------------------------------
Class B sharesDiamond                              +1.53%           +12.16%           +12.00%
Class B sharesDiamond Diamond                      -1.75%           +11.93%           +11.90%
Class C sharesDiamond                              +1.53%           +12.18%           +12.01%
Class C sharesDiamond Diamond                      +0.61%           +12.18%           +12.01%
Class H sharesDiamond                              +1.53%           +12.18%           +12.01%
Class H sharesDiamond Diamond                      -1.75%           +11.95%           +11.91%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2001.
              +  Shares were first offered to the public January 2, 1996.

FORTIS VALUE FUND

HOW DID THE FUND PERFORM?

Wellington Management assumed portfolio management responsibilities as investment sub-adviser to the Fortis Value Fund on April 2, 2001. For the year ended August 31, 2001, the fund returned 2.29% for Class A before the sales charge, versus a return of -1.77% for the Russell 3000 Value Index.

WHY DID THE FUND PERFORM THIS WAY?

The most significant contributors to the fund's performance were financials, media, technology, and retail stocks, while our energy and health care positions lagged. Relative to the benchmark, the fund was overweighted in the more economically sensitive sectors of the market, particularly basic materials, technology, retail, and media. The non-cyclical, slower-growing utility and consumer staples areas were not represented. We started off with an underweighted position in health care, as these groups are expensive relative to their growth prospects, but slowly added to this group by the end of August, as valuations became more attractive. In general, the market rewarded our cyclical weighting during the latter half of the fiscal year, as it started to discount a recovery in the economy.

The three top contributors to performance in the period were ROSS STORES (retail), TJX (retail), and PACKAGING CORPORATION OF AMERICA (materials).

WHAT IS YOUR OUTLOOK?

We believe the fund should benefit from a slow economic recovery as the Fed's interest rate cuts start to have the desired and usual effects. In such an environment, we would expect the fund, particularly the economically sensitive parts of it, to continue to perform relatively well. The current market is certainly not cheap by historical standards, but whether the expansion is strong or weak, a portfolio of attractively priced and reasonably fast-growing companies should do well vis-a-vis the benchmark and the stock market as a whole.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


    VALUE FUND CLASS A
AVERAGE ANNUAL TOTAL RETURN  1 YEAR  5 YEAR   SINCE JANUARY 2, 1996@
CLASS A*                     -2.57%  +11.91%                  +11.87%
CLASS A**                    +2.29%  +13.01%                  +12.83%

                          RUSSELL 3000    VALUE FUND
        BARRA VALUE***   VALUE INDEX****   CLASS A
1/2/96          $10,000          $10,000      $9,525
96              $10,686          $10,646     $10,239
97              $14,946          $14,831     $13,174
98              $14,889          $15,176     $12,843
99              $19,957          $19,537     $15,938
00              $21,825          $20,472     $18,450
01              $20,038          $20,493     $18,872

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** The Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.
**** An unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Going forward, the fund will use the Russell 3000 Value Index because it is better suited for the investment strategy of the fund.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2001

ADDITIONS:                                          ELIMINATIONS:
Adelphia Communications Corp. Class A               AT&T Corp.
Continental Airlines, Inc. Class B                  Diamond Offshore Drilling, Inc.
International Business Machines Corp.               Honeywell International, Inc.
Pharmacia Corp.                                     International Paper Co.
RenaissanceRe Holdings Ltd. ADR                     Interpublic Group of Companies, Inc.
Rohm & Haas Co.                                     Kimberly-Clark Corp.
TJX Companies, Inc.                                 Morgan (J.P.) & Co., Inc.
Washington Mutual, Inc.                             Sensormatic Electronics Corp.
Webster Financial Corp.                             UnumProvident Corp.
WorldCom, Inc. -- WorldCom Group                    Waste Management, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                    27.0%
Finance                       18.5%
Health Care                   15.1%
Consumer Cyclical              9.6%
Services                       7.1%
Consumer Staples               6.4%
Energy                         6.2%
Basic Materials                3.7%
Utilities                      3.3%
Transportation                 1.5%
Cash Equivalents/Receivables   1.0%
Capital Goods                  0.6%

TOP 10 HOLDINGS AS OF 8/31/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Exxon Mobil Corp.                                       3.7%
 2.  Citigroup, Inc.                                         3.7%
 3.  Microsoft Corp.                                         3.5%
 4.  General Electric Co.                                    3.0%
 5.  Verizon Communications, Inc.                            2.8%
 6.  American International Group, Inc.                      2.7%
 7.  Tyco International Ltd.                                 2.5%
 8.  Philip Morris Companies, Inc.                           2.0%
 9.  Pfizer, Inc.                                            1.8%
10.  Schering-Plough Corp.                                   1.8%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                Since
                                               1 Year          5 Year         Inception+
------------------------------------------------------------------------------------------
Class B sharesDiamond                             -14.11%          +8.58%           +8.20%
Class B sharesDiamond Diamond                     -16.89%          +8.32%           +8.09%
Class C sharesDiamond                             -14.11%          +8.56%           +8.20%
Class C sharesDiamond Diamond                     -14.90%          +8.56%           +8.20%
Class H sharesDiamond                             -14.11%          +8.56%           +8.20%
Class H sharesDiamond Diamond                     -16.89%          +8.30%           +8.09%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2001.
              +  Shares were first offered to the public
                 January 2, 1996.

FORTIS GROWTH & INCOME FUND

HOW DID THE FUND PERFORM?

Wellington Management assumed portfolio management responsibilities as investment sub-adviser to the Fortis Growth & Income Fund on April 2, 2001. For the year ended August 31, 2001, the fund returned -13.50% for Class A before the sales charge, versus a return of -24.38% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

Strong stock selection in financials, consumer discretionary and health care benefited the fund. The fund's stock selection in banks and insurance sectors contributed to out-performance in the financials sector, led by holdings in PACIFIC CENTURY, AMERICAN GENERAL and UNIONBANCAL. Within health care, holdings in GENZYME, JOHNSON & JOHNSON, TENET HEALTHCARE and MCKESSON contributed positively to performance. The fund's large, overweighted position in GENZYME benefited the fund as the company reported an impressive first quarter driven by strong sales of the end-stage renal disease drug, RENEGAL. Other top contributors to the fund came from a diverse group of companies within several macroeconomic sectors: AOL TIME WARNER (consumer discretionary), INTEL (information technology), MIRANT (utilities) and TYCO (technology). During the period, the fund's telecommunications and utility holdings significantly detracted from performance. Despite the weakness in information technology for the majority of the period, strong performers within the fund included MICROSOFT, CISCO, ORACLE and TERADYNE.

WHAT IS YOUR OUTLOOK?

The U.S. consumer has been a source of stability in the world economy. It is the resilience of the consumer that has allowed the U.S. economy to avoid recession in the face of declining equity markets and sharp contractions in manufacturing and technology. These are extraordinary times, and it is our best judgment that the terrorist attack on September 11, 2001 will have a measurable impact on consumer spending. We anticipate additional Fed easing to prevent a more serious downturn and we remain confident that the U.S. economy will recover. Wellington Management's global macroanalysts have reduced their estimates to 1.0% GDP growth in 2001. We continue to believe in the long-term case for the U.S. equity market. Our goal to provide market like risk, with better than market returns, remains ever true, and we will seek to accomplish this through our strategy of finding the best stocks within each sector of the market.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


  GROWTH AND INCOME FUND
AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEAR  SINCE JANUARY 2, 1996@
CLASS A*                     -17.61%  +8.31%                  +8.07%
CLASS A**                    -13.50%  +9.37%                  +9.00%

        S&P 500***  GROWTH & INCOME FUND CLASS A
1/2/96     $10,000                        $9,525
96         $10,752                        $9,916
97         $15,126                       $12,792
98         $16,352                       $13,151
99         $22,863                       $15,366
00         $26,593                       $17,937
01         $20,111                       $15,516

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.
   @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2001

ADDITIONS:                                          ELIMINATIONS:
Ambac Financial Group, Inc.                         AES Corp.
AOL Time Warner, Inc.                               BP Amoco plc ADR
First Data Corp.                                    Dynegy, Inc. Class A
Liberty Media Corp. Class A                         Enron Corp.
Merck & Co., Inc.                                   Halliburton Co.
Pacific Century Financial Corp.                     HCA, Inc.
Safeway, Inc.                                       Marsh & McLennan Companies, Inc.
Schering-Plough Corp.                               McGraw-Hill Companies, Inc.
St. Paul Companies, Inc.                            Reader's Digest Association, Inc. Class A
Verizon Communications, Inc.                        SBC Communications, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                    34.1%
Health Care                   27.6%
Services                      17.3%
Consumer Cyclical              6.8%
Finance                        6.2%
Consumer Staples               2.7%
Capital Goods                  1.9%
Cash Equivalents/Receivables   1.6%
Utilities                      1.2%
Basic Materials                0.6%

TOP 10 HOLDINGS AS OF 8/31/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Microsoft Corp.                                         6.0%
 2.  General Electric Co.                                    5.3%
 3.  Pharmacia Corp.                                         4.9%
 4.  American Home Products Corp.                            4.5%
 5.  AstraZeneca plc ADR                                     4.2%
 6.  Home Depot, Inc.                                        3.8%
 7.  First Data Corp.                                        3.6%
 8.  Baxter International, Inc. (with rights)                3.4%
 9.  Dell Computer Corp.                                     3.2%
10.  EchoStar Communications Corp. Class A                   3.0%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                   Since
                                               1 Year            5 Year         Inception+
---------------------------------------------------------------------------------------------
Class B sharesDiamond                              -25.58%          +12.54%           +12.58%
Class B sharesDiamond Diamond                      -27.56%          +12.50%           +12.58%
Class C sharesDiamond                              -25.58%          +12.55%           +12.58%
Class C sharesDiamond Diamond                      -26.17%          +12.55%           +15.58%
Class H sharesDiamond                              -25.59%          +12.56%           +12.59%
Class H sharesDiamond Diamond                      -27.57%          +12.52%           +12.59%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS CAPITAL FUND

HOW DID THE FUND PERFORM?

Wellington Management assumed portfolio management responsibilities as investment sub-adviser to the Fortis Capital Fund on April 2, 2001. For the year ended August 31, 2001, the fund returned -25.08% for Class A before the sales charge, versus a return of -45.58% for the Russell 1000 Growth Index.

WHY DID THE FUND PERFORM THIS WAY?

The year was particularly difficult for large, growth-oriented funds, "value" outperformed "growth" and smaller companies outperformed larger ones. While the broad Russell 1000 Index lost 25.28% during the year, the Russell 1000 Growth Index lost 45.58%. Likewise, the smaller capitalization Russell 2000 Index was down 11.51%.

The fund's slight overweighted positions in telecommunications and utilities, hurt performance, as these sectors were down significantly during the period. The energy sector was also a poor performer. However, excellent stock selection within the sector more than made up for any weakness. The fund also benefited from its underweighted position in technology.

WHAT IS YOUR OUTLOOK?

Economic weakness continued throughout the period resulting in the Fed's most stimulative monetary policy in twenty years. We believe that the bulk of the interest rate reductions are behind us, however, we would expect an additional rate cut or two by the end of the year. While the Federal Reserve continues its work, there are other encouraging developments. The Bush tax cut has reached many consumers' pockets. High energy prices, which contributed to the current downturn, have now moderated. As the consumer sector accounts for two thirds of the economy, the recovery will depend on the outcome of the opposing forces acting on the consumer. Layoffs and higher unemployment, combined with the uncertainty resulting from the terrorist attacks of September 11th on the one hand, and lower interest rates, lower energy costs, and a tax refund on the other. In the end, we think that the working off of excess capacity and a more cautious consumer mean a fairly slow recovery beginning mid-year of 2002.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


       CAPITAL FUND
AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEAR   10 YEAR
CLASS A*                     -28.64%  +12.28%  +11.46%
CLASS A**                    -25.08%  +13.38%  +12.01%

                    RUSSELL 1000
        S&P 500***   GROWTH****   CAPITAL FUND CLASS A
9/1/91     $10,000       $10,000                $9,525
92         $10,795        $9,853               $10,550
93         $12,429       $12,666               $11,382
94         $13,107       $13,144               $12,583
95         $15,918       $16,577               $15,288
96         $18,896       $18,118               $15,802
97         $26,582       $21,764               $21,265
98         $28,736       $16,039               $21,597
99         $40,179       $22,985               $29,778
00         $46,734       $31,966               $39,515
01         $35,342       $20,797               $29,605

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.
**** An unmanaged index of the largest 1000 companies within the Russell 3000 Index, measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use Russell 1000 Growth Index because it is better suited for the investment strategy of the fund.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2001

ADDITIONS:                                          ELIMINATIONS:
AOL Time Warner, Inc.                               AES Corp.
Becton, Dickinson & Co.                             Biovail Corp.
Bristol-Myers Squibb Co.                            Corning, Inc.
Dell Computer Corp.                                 Dynegy, Inc. Class A
EchoStar Communications Corp. Class A               Enron Corp.
First Data Corp.                                    HCA, Inc.
Home Depot, Inc.                                    JDS Uniphase Corp.
Schering-Plough Corp.                               Morgan Stanley Dean Witter & Co.
VeriSign, Inc.                                      PE Corp. -- PE Biosystem Group
WorldCom, Inc. -- WorldCom Group                    Pfizer, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                    35.6%
Consumer Cyclical             19.2%
Health Care                   15.4%
Services                      11.5%
Capital Goods                  5.2%
Finance                        4.3%
Basic Materials                2.7%
Cash Equivalents/Receivables   2.2%
Transportation                 1.6%
Consumer Staples               1.4%
Utilities                      0.9%

TOP 10 HOLDINGS AS OF 8/31/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Barnes & Noble, Inc.                                    4.3%
 2.  Intuit, Inc.                                            3.9%
 3.  VeriSign, Inc.                                          2.9%
 4.  Beckman Coulter, Inc.                                   2.8%
 5.  Staples, Inc.                                           2.7%
 6.  Nike, Inc. Class B                                      2.6%
 7.  Edwards Lifesciences Corp.                              2.2%
 8.  AOL Time Warner, Inc.                                   2.2%
 9.  Pentair, Inc.                                           2.0%
10.  Thermo Electron Corp.                                   2.0%

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                           Since
                                               1 Year           5 Year                   Inception
--------------------------------------------------------------------------------------------------------------
Class B sharesDiamond                             -38.90%          +11.41%           +12.86%+
Class B sharesDiamond Diamond                     -40.13%          +11.38%           +12.86%+
Class C SharesDiamond                             -38.92%          +11.41%           +12.86%+
Class C SharesDiamond Diamond                     -39.33%          +11.41%           +12.86%+
Class H sharesDiamond                             -38.91%          +11.41%           +12.87%+
Class H sharesDiamond Diamond                     -40.15%          +11.39%           +12.87%+
Class Z shares                                    -38.26%          +12.56%           +11.72%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.
             ++ Since March 1, 1996 -- Date shares were first offered to the public.

FORTIS GROWTH FUND

HOW DID THE FUND PERFORM?

Wellington Management assumed portfolio management responsibilities as investment sub-adviser to the Fortis Growth Fund on April 2, 2001. For the year ended August 31, 2001, the fund returned -38.44% for Class A before the sales charge, versus a return of -44.87% for the Russell 3000 Growth Index.

WHY DID THE FUND PERFORM THIS WAY?

The fund was repositioned during the period to an overweighted position in the consumer discretionary sector, and underweighted positions in finance and energy. These moves proved beneficial as consumer discretionary was up sharply during the last quarter of the fiscal year while energy was down sharply. The strong stock selection in the information technology sector positively contributed to the fund's performance. Unfortunately, the fund's overweighted position in telecommunication services was a major detractor from performance.

WHAT IS YOUR OUTLOOK?

Wellington Management's Global Macroanalysis Group expects that consumer confidence in the U.S. will suffer, the very consumer that has helped the U.S. avoid recession in the face of sharp contractions in manufacturing and technology. Therefore, a recession is probable, although there is a debate over its possible magnitude and duration. Further, downside risk exists to corporate earnings and stock prices in the months ahead. The Fed has responded quickly to flood the market with liquidity and lowered interest rates. We expect additional interest rate cuts around the globe to prevent a serious downturn for the world economy. In the long-term we are optimistic that the world's leaders will work together and the U.S. economy will recover.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEAR   10 YEAR
CLASS A*                     -41.36%  +11.16%  +10.73%
CLASS A**                    -38.44%  +12.25%  +11.27%

                             RUSSELL 3000
        S&P 400 MIDCAP***  GROWTH INDEX****  GROWTH FUND CLASS A
9/1/91            $10,000           $10,000               $9,525
92                $10,816           $10,713               $9,975
93                $13,361           $11,712              $12,238
94                $13,976           $12,444              $11,776
95                $16,842           $15,533              $14,946
96                $18,844           $18,236              $15,558
97                $25,865           $25,065              $19,760
98                $23,439           $26,230              $17,667
99                $33,170           $38,812              $24,718
00                $46,353           $51,955              $45,032
01                $42,590           $28,776              $27,722

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.
**** An unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use the Russell 3000 Growth Index because it is better suited for the investment strategy of the fund.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2001

ADDITIONS:                                          ELIMINATIONS:
AOL Time Warner, Inc.                               Alza Corp.
Barnes & Noble, Inc.                                Biovail Corp.
Beckman Coulter, Inc.                               Celestica, Inc.
Edwards Lifesciences Corp.                          Check Point Software Technologies Ltd.
Intuit, Inc.                                        CIENA Corp.
McKesson, Inc.                                      Extreme Networks, Inc.
NIKE, Inc. Class B                                  Mercury Interactive Corp.
Pentair, Inc.                                       Nabors Industries, Inc.
Staples, Inc.                                       SDL, Inc.
Thermo Electron Corp.                               Waters Corp.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 8/31/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                 27.9%
Health Care                17.4%
Services                   12.9%
Consumer Cyclical          11.5%
Finance                     9.9%
Energy                      4.8%
Capital Goods               4.3%
Basic Materials             3.7%
Transportation              3.6%
Cash Equivalents/Payables   2.2%
Consumer Staples            1.8%

TOP 10 HOLDINGS AS OF 8/31/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Investment Technology Group, Inc.                       2.4%
 2.  Stillwater Mining Co.                                   1.4%
 3.  Too, Inc.                                               1.4%
 4.  Macromedia, Inc.                                        1.2%
 5.  Regeneron Pharmaceuticals, Inc.                         1.2%
 6.  Edwards Lifesciences Corp.                              1.2%
 7.  NPS Pharmaceuticals, Inc.                               1.2%
 8.  Hot Topic, Inc.                                         1.1%
 9.  Varian Semiconductor Equipment Associates, Inc.         1.1%
10.  Sky Financial Group, Inc.                               1.1%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                   Since
                                               1 Year            5 Year         Inception+
---------------------------------------------------------------------------------------------
Class B sharesDiamond                              -50.84%           +8.29%           +13.07%
Class B sharesDiamond Diamond                      -51.50%           +8.30%           +13.07%
Class C sharesDiamond                              -50.87%           +8.27%           +13.06%
Class C sharesDiamond Diamond                      -51.14%           +8.27%           +13.06%
Class H sharesDiamond                              -50.88%           +8.27%           +13.06%
Class H sharesDiamond Diamond                      -51.55%           +8.28%           +13.06%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS CAPITAL APPRECIATION PORTFOLIO

HOW DID THE FUND PERFORM?

Wellington Management assumed portfolio management responsibilities as investment sub-adviser to the Fortis Capital Appreciation Portfolio on April 2, 2001. For the year ended August 31, 2001, the fund returned -50.60% for Class A before the sales charge, versus a return of -35.14% for the Russell 2000 Growth Index.

WHY DID THE FUND PERFORM THIS WAY?

At the beginning of the fiscal year the fund was overweighted in technology stocks, health care (biotechnology) and telecommunications which had a negative impact on the fund's performance going into 2001. The relative underperformance of the fund in the second and third quarter of the fiscal year is attributable in part to the fact that some positions were phased-in. This transition restrained the fund's full participation in the second quarter's rally. This phased in transition is now complete and has brought the fund into a more diversified posture consistent with our focus on stock selection. In particular, the fund benefited from the selection of several stocks including REMEDY (information technology), HS RESOURCES (energy) and NOVA (industrials) which were subsequently the targets of merger and acquisition efforts by larger companies.

WHAT IS YOUR OUTLOOK?

We are optimistic that the Fed's easings combined with tax relief and lower energy prices will ultimately succeed in returning the U.S. economy to a solid growth path. However, September's terrorist attack will likely delay the timing of this recovery due to an immediate impact of reduced economic activity in certain industries and the longer-term impact of impaired consumer confidence.

Consequently, we seek to focus the fund's holdings on companies with two characteristics. First, the companies should have a solid financial and competitive position that will allow them to ride out this challenging period. Second, we seek companies that are positioned to perform strongly when economic growth does ultimately return. We believe this period of extreme market volatility creates a particularly fertile environment for the diversified stock-selection approach employed by the fund to add value going forward.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


CAPITAL APPRECIATION PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURN    1 YEAR   5 YEAR  10 YEAR
CLASS A*                        -52.94%  +7.80%  +11.50%
CLASS A**                       -50.60%  +8.86%  +12.05%

                                RUSSEL 2000     CAPITAL APPRECIATION
        RUSSEL 2000 INDEX***  GROWTH INDEX****   PORTFOLIO CLASS A
9/1/91               $10,000           $10,000                $9,525
92                   $11,141            $9,853                $9,551
93                   $14,716           $12,666               $12,991
94                   $16,598           $13,144               $12,130
95                   $20,275           $16,577               $17,018
96                   $22,476           $18,118               $19,436
97                   $28,976           $21,764               $17,902
98                   $23,406           $16,039               $15,457
99                   $30,046           $22,985               $27,863
00                   $38,275           $31,966               $60,140
01                   $33,861           $20,797               $29,711

                         Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 index, which represents approximately 11% of the Russell 3000 Index.
**** An unmanaged index of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use the Russell 2000 Growth Index because it is better suited for the investment strategy of the fund.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2001

ADDITIONS:                                          ELIMINATIONS:
Edwards Lifesciences Corp.                          Accredo Health, Inc.
Homestore.com, Inc.                                 Adept Technology, Inc.
Hot Topic, Inc.                                     Art Technology Group, Inc.
Investment Technology Group, Inc.                   ArthroCare Corp.
Macromedia, Inc.                                    Elantec Semiconductor, Inc.
NPS Pharmaceuticals, Inc.                           Exar Corp.
Regeneron Pharmaceuticals, Inc.                     Macrovision Corp.
Roper Industries, Inc.                              Newport Corp.
Sky Financial Group, Inc.                           Plexus Corp.
Stillwater Mining Co.                               TranSwitch Corp.

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO
Schedule of Investments
August 31, 2001

COMMON STOCKS-59.58%
--------------------------------------------------------------------------------

                                                                                               Market
     Shares                                                                   Cost (b)       Value (c)
   ----------                                                               -------------   ------------
               BASIC MATERIALS-3.52%
       43,900  Alcoa, Inc...................................                $  1,543,145    $  1,673,468
       67,237  Dow Chemical Co..............................                   2,186,071       2,357,329
       45,700  International Paper Co.......................                   1,749,967       1,833,484
       38,000  Kimberly-Clark Corp..........................                   2,432,780       2,357,900
                                                                            ------------    ------------
                                                                               7,911,963       8,222,181
                                                                            ------------    ------------
               CAPITAL GOODS-1.96%
       25,600  Boeing Co....................................                   1,426,514       1,310,720
       32,100  Emerson Electric Co..........................                   2,397,409       1,720,560
       22,600  United Technologies Corp.....................                   1,594,454       1,545,840
                                                                            ------------    ------------
                                                                               5,418,377       4,577,120
                                                                            ------------    ------------
               CONSUMER CYCLICAL-3.69%
       55,600  Home Depot, Inc..............................                   2,377,557       2,554,820
       62,200  Safeway, Inc. (a)............................                   3,358,443       2,805,842
       67,800  Wal-Mart Stores, Inc.........................                   3,144,271       3,257,790
                                                                            ------------    ------------
                                                                               8,880,271       8,618,452
                                                                            ------------    ------------
               CONSUMER STAPLES-2.29%
       34,300  Coca-Cola Co.................................                   1,683,605       1,669,381
       78,400  Pepsico, Inc.................................                   3,492,561       3,684,800
                                                                            ------------    ------------
                                                                               5,176,166       5,354,181
                                                                            ------------    ------------
               ENERGY-4.00%
       20,000  Anadarko Petroleum Corp......................                   1,357,343       1,035,000
      123,800  Exxon Mobil Corp.............................                   5,017,368       4,970,570
       26,100  Phillips Petroleum Co........................                   1,502,465       1,500,750
       37,300  Schlumberger Ltd.............................                   2,576,181       1,827,700
                                                                            ------------    ------------
                                                                              10,453,357       9,334,020
                                                                            ------------    ------------
               FINANCE-11.79%
       36,900  American Express Co..........................                   1,399,180       1,343,898
       39,400  American International Group, Inc............                   3,010,888       3,081,080
       43,100  Bank One Corp................................                   1,657,742       1,495,139
       96,300  Citigroup, Inc...............................                   4,160,427       4,405,725
       23,800  Dime Bancorp, Inc. (Warrants) (a)............                          --           5,950
       41,600  FleetBoston Financial Corp...................                   1,665,635       1,532,128
       46,300  Franklin Resources, Inc......................                   1,963,755       1,899,689
       31,900  Golden West Financial Corp...................                   1,699,943       1,846,053
       67,590  J.P. Morgan Chase & Co.......................                   3,093,830       2,663,046
       33,700  Marsh & McLennan Companies, Inc.                                3,085,588       3,130,730
       39,100  Merrill Lynch & Co., Inc.....................                   2,423,608       2,017,560
       46,400  State Street Corp............................                   2,206,762       2,253,184
       76,000  U.S. Bancorp.................................                   1,670,158       1,842,240
                                                                            ------------    ------------
                                                                              28,037,516      27,516,422
                                                                            ------------    ------------
               HEALTH CARE-9.77%
       51,100  Abbott Laboratories..........................                   2,297,543       2,539,670
       45,500  American Home Products Corp..................                   2,471,809       2,548,000
       32,900  Bristol-Myers Squibb Co......................                   1,675,952       1,847,006
       40,000  CVS Corp.....................................                   1,474,833       1,444,400
       37,900  HCA, Inc.....................................                   1,170,191       1,733,546
       56,000  Johnson & Johnson............................                   2,873,742       2,951,760
       41,800  Merck & Co., Inc.............................                   3,298,535       2,721,180
       65,300  Pfizer, Inc..................................                   2,438,493       2,501,643
       51,500  Pharmacia Corp...............................                   2,877,840       2,039,400
       65,300  Schering-Plough Corp.........................                   2,398,276       2,489,889
                                                                            ------------    ------------
                                                                              22,977,214      22,816,494
                                                                            ------------    ------------

                                                                                               Market
     Shares                                                                   Cost (b)       Value (c)
   ----------                                                               -------------   ------------
               SERVICES-6.00%
       50,000  Accenture Ltd. Class A (a)...................                $    749,015    $    745,000
       96,300  AOL Time Warner, Inc. (a)....................                   3,991,069       3,596,805
       32,000  Automatic Data Processing, Inc...............                   1,770,889       1,656,320
       39,000  Comcast Corp. Special Class A (a)............                   1,743,175       1,428,570
       43,500  FedEx Corp. (a)..............................                   1,744,658       1,831,350
       26,000  Gannett Co., Inc.............................                   1,558,957       1,603,160
       45,600  i2 Technologies, Inc. (a)....................                     757,015         303,696
      100,500  Liberty Media Corp. Class A (a)..............                   1,744,831       1,527,600
       30,800  Viacom, Inc. Class B (a).....................                   1,378,924       1,305,920
                                                                            ------------    ------------
                                                                              15,438,533      13,998,421
                                                                            ------------    ------------
               TECHNOLOGY-13.52%
          250  @Track Communications,
                 Inc. (Warrants) (a)(e).....................                       4,547             298
      131,900  Cisco Systems, Inc. (a)......................                   2,021,169       2,153,927
       67,000  EMC Corp. (a)................................                   2,124,315       1,035,820
      102,800  General Electric Co..........................                   4,529,160       4,212,744
       83,500  Intel Corp...................................                   2,113,963       2,334,660
       31,600  International Business Machines Corp.........                   2,917,200       3,160,000
      100,000  Microsoft Corp. (a)..........................                   6,698,583       5,705,000
      119,500  Oracle Corp. (a).............................                   1,822,927       1,459,095
       48,500  Qwest Communications International, Inc......                   1,503,384       1,042,750
       66,000  SBC Communications, Inc......................                   2,962,789       2,700,060
       75,000  Solectron Corp. (with rights) (a)............                   1,491,069       1,020,000
       48,900  Texas Instruments, Inc.......................                   1,851,770       1,618,590
       67,000  Tyco International Ltd.......................                   3,633,339       3,480,650
      127,800  WorldCom, Inc. - WorldCom Group (with
                 rights) (a)................................                   2,264,484       1,643,508
                                                                            ------------    ------------
                                                                              35,929,699      31,567,102
                                                                            ------------    ------------
               UTILITIES-3.04%
       47,400  Duke Energy Corp.............................                   1,691,115       1,863,294
       43,665  El Paso Corp.................................                   2,072,637       2,121,682
       35,000  FPL Group, Inc...............................                   1,912,248       1,902,250
       40,000  Reliant Energy, Inc..........................                   1,808,720       1,202,400
                                                                            ------------    ------------
                                                                               7,484,720       7,089,626
                                                                            ------------    ------------
               TOTAL COMMON STOCKS..........................                $147,716,816    $139,094,019
                                                                            ============    ============

ASSET BACKED SECURITIES-1.48%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               FINANCE-1.48%
   $1,000,000  Citibank Credit Card Master Trust I, 6.90%,
                 Ser 1999-7 Class B 11-15-2006..............   A             $    987,200   $  1,054,706
     730,416   Money Store Home Improvement Trust, 7.41%,
                 Ser 1997-1 Class M1 5-15-2017..............   AA                 733,063        756,153
   1,500,000   Standard Credit Card Master Trust, 8.45%, Ser
                 1995-1 Class B 1-7-2007....................   A                1,571,435      1,635,444
                                                                             ------------   ------------
               TOTAL ASSET BACKED SECURITIES................                 $  3,291,698   $  3,446,303
                                                                             ============   ============

CORPORATE BONDS-INVESTMENT GRADE-17.26%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               CAPITAL GOODS-0.22%
   $ 250,000   Boeing Capital Corp., 6.10%, 3-1-2011........   AA-           $    250,000   $    252,253
     250,000   Northrop Grumman Corp., 7.125%, 2-15-2011....   BBB-               249,314        257,576
                                                                             ------------   ------------
                                                                                  499,314        509,829
                                                                             ------------   ------------
               CONSUMER CYCLICAL-1.37%
     250,000   Abitibi Consolidated, Inc., 8.85%,
                 8-1-2030...................................   BBB-               266,567        266,968
     500,000   DaimlerChrysler N.A. Holding Corp., 7.40%,
                 1-20-2005..................................   A-                 499,735        529,860
     250,000   DaimlerChrysler N.A. Holding Corp., 7.75%,
                 1-18-2011..................................   A-                 248,461        268,222
     250,000   Federated Department Stores, Inc., 6.30%,
                 4-1-2009...................................   BBB+               249,447        244,761
     600,000   Georgia-Pacific Group, 9.625%, 3-15-2022.....   BBB-               616,932        618,900
     250,000   Safeway, Inc., 7.25%, 2-1-2031...............   BBB                249,366        257,415
     250,000   Sysco Corp., 6.50%, 8-1-2028.................   AA-                251,211        245,063
     500,000   TRW, Inc., 6.50%, 6-1-2002...................   BBB                498,553        504,611
     250,000   Wal-Mart Stores, Inc., 6.875%, 8-1-2002......   AA                 249,950        257,300
                                                                             ------------   ------------
                                                                                3,130,222      3,193,100
                                                                             ------------   ------------
               CONSUMER STAPLES-0.69%
     250,000   Anheuser-Busch Companies, Inc., 7.55%,
                 10-1-2030..................................   A+                 249,975        283,013
     250,000   Coca-Cola Bottling Co., 6.375%, 5-1-2009.....   BBB                248,355        251,442
     250,000   Coca-Cola Enterprises, Inc., 8.50%,
                 2-1-2022...................................   A                  297,311        295,904
     500,000   Pepsi Bottling Group, Inc., 7.00%, Ser B
                 3-1-2029...................................   A-                 496,692        523,102
     250,000   Proctor & Gamble Co., 6.875%, 9-15-2009......   AA                 250,989        267,833
                                                                             ------------   ------------
                                                                                1,543,322      1,621,294
                                                                             ------------   ------------
               ENERGY-0.71%
     500,000   Conoco, Inc., 6.95%, 4-15-2029...............   A-                 467,623        492,573
     500,000   Texaco Capital, Inc., 8.625%, 6-30-2010......   A+                 545,954        587,094
     250,000   Valero Energy Corp., 8.375%, 6-15-2005.......   BBB-               266,855        273,040
     300,000   Williams Companies, Inc., 7.50%, Ser A
                 1-15-2031..................................   BBB-               302,097        295,468
                                                                             ------------   ------------
                                                                                1,582,529      1,648,175
                                                                             ------------   ------------
               FINANCE-7.09%
     250,000   American General Corp., 6.625%, 2-15-2029....   AA-                238,600        245,413
     500,000   Aristar, Inc., 7.25%, 6-15-2006..............   A-                 498,562        531,628
     500,000   BankAmerica Corp., 6.20%, 2-15-2006..........   A                  480,951        515,097
     500,000   Bear Stearns Capital Trust I, 7.00%, Variable
                 Rate Note 1-15-2027........................   BBB                499,725        503,375
     250,000   British Columbia (Province of), 6.50%, Ser
                 BCUSD-2 1-15-2026..........................   AA-                255,651        255,845
     500,000   BSCH Issuance Ltd., 7.625%, 11-3-2009........   A                  488,294        531,810
     250,000   Capital One Bank, 6.875%, 2-1-2006...........   BBB-               249,188        250,670
     750,000   CIT Group, Inc., 7.375%, 3-15-2003...........   A+                 749,571        784,641
     500,000   Citigroup, Inc., 6.50%, 1-18-2011............   AA-                498,683        516,440
     250,000   Corp Andina de Fomento, 7.10%, 2-1-2003......   A                  249,960        256,567
     500,000   Ford Motor Co., 6.375%, 2-1-2029.............   A                  464,898        430,805

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2001

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
   $ 500,000   General Motors Acceptance Corp., 6.15%,
                 4-5-2007...................................   A             $    498,738   $    502,745
     500,000   Goldman Sachs Group, Inc., 6.65%,
                 5-15-2009..................................   A+                 499,171        514,981
     250,000   Heller Financial, Inc., 6.375%, 3-15-2006....   A-                 249,289        261,165
     500,000   Household Finance Corp., 6.00%, 5-1-2004.....   A                  499,937        515,927
     500,000   Inter-American Development Bank, 7.375%,
                 1-15-2010..................................   AAA                498,321        560,443
     500,000   International Bank for Reconstruction &
                 Development, 7.00%, 1-27-2005..............   AAA                498,184        537,373
     500,000   J.P. Morgan Chase & Co., 6.75%, 2-1-2011.....   A+                 497,854        518,361
     250,000   KeyCorp Capital II, 6.875%, 3-17-2029........   BBB                247,412        229,737
     250,000   Korea (Republic of), 8.875%, 4-15-2008.......   BBB                260,914        289,375
     250,000   Korea Development Bank, 7.125%, 4-22-2004....   BBB                248,956        262,659
     500,000   Lehman Brothers Holdings, Inc., 7.875%,
                 11-1-2009..................................   A                  509,634        545,177
     500,000   Mellon Financial Corp., 6.375%, 2-15-2010....   A                  501,731        511,351
     250,000   Morgan Stanley Dean Witter & Co., 7.75%,
                 6-15-2005..................................   AA-                252,043        270,915
     250,000   National City Corp., 6.875%, 5-15-2019.......   A-                 249,586        249,484
     500,000   NBD Bancorp, 7.125%, 5-15-2007...............   A-                 495,592        530,966
     500,000   Ontario (Province of), 5.50%, 10-1-2008......   AA                 497,743        501,225
     250,000   Poland (Republic of), 7.125%, 7-1-2004.......   BBB+               249,408        267,500
     500,000   Providian National Bank, 6.75%, 3-15-2002....   BBB-               499,936        508,095
     500,000   Prudential Insurance Co., 6.375%,
                 7-23-2006 (e)..............................   A+                 498,516        515,879
     500,000   Quebec (Province of), 7.50%, 9-15-2029.......   A+                 499,011        556,427
     500,000   ReliaStar Financial Corp., 8.00%,
                 10-30-2006.................................   A+                 498,586        552,771
     250,000   Republic New York Capital I, 7.75%,
                 11-15-2026.................................   A-                 221,130        250,508
     500,000   Salomon Smith Barney Holdings, Inc., 5.875%,
                 3-15-2006..................................   A                  498,653        509,419
     500,000   St. Paul Bancorp, Inc., 7.125%, 2-15-2004....   BBB                499,056        518,517
     200,000   State Street Corp., 7.65%, 6-15-2010.........   A+                 216,592        221,424
     500,000   Textron Financial Corp., 7.125%, 12-9-2004...   A-                 498,252        529,504
     500,000   Wells Fargo Bank, N.A., 6.45%, 2-1-2011......   A+                 498,337        511,448
                                                                             ------------   ------------
                                                                               15,856,665     16,565,667
                                                                             ------------   ------------
               HEALTH CARE-0.24%
     375,000   Bristol-Myers Squibb Co., 6.80%,
                 11-15-2026.................................   AAA                388,698        399,860
     150,000   Cardinal Health, Inc., 6.75%, 2-15-2011......   A                  149,761        156,814
                                                                             ------------   ------------
                                                                                  538,459        556,674
                                                                             ------------   ------------
               SERVICES-1.24%
     250,000   AT&T Corp. - Liberty Media Corp., 8.25%,
                 2-1-2030...................................   BBB-               248,024        226,694
     250,000   Clear Channel Communications, Inc., 7.65%,
                 9-15-2010..................................   BBB-               249,210        266,187
     500,000   Comcast Cable Communications, Inc., 8.50%,
                 5-1-2027...................................   BBB                569,649        552,786
     500,000   Cox Communications, Inc., 6.40%, 8-1-2008....   BBB                509,722        497,002
     500,000   Park Place Entertainment Corp., 8.50%,
                 11-15-2006.................................   BBB-               496,090        536,837
     500,000   Viacom, Inc., 7.625%, 1-15-2016..............   A-                 539,634        555,833
     250,000   Waste Management, Inc., 7.375%, 8-1-2010.....   BBB                249,025        261,463
                                                                             ------------   ------------
                                                                                2,861,354      2,896,802
                                                                             ------------   ------------
               TECHNOLOGY-3.56%
     250,000   AirTouch Communications, Inc., 6.65%,
                 5-1-2008...................................   A                  253,347        256,632
     500,000   ALLTEL Corp., 6.80%, 5-1-2029................   A                  496,971        451,995
     750,000   AT&T Corp., 6.00%, 3-15-2009.................   A                  748,576        728,295
     250,000   AT&T Wireless Services, Inc., 8.75%,
                 3-1-2031 (f)...............................   BBB                249,783        277,219
     250,000   Deutsche Telekom International Financial BV,
                 8.25%, 6-15-2030...........................   A-                 249,433        270,338
     250,000   France Telecom, 7.75%, 3-1-2011 (f)..........   A-                 249,530        267,827
     250,000   GTE Corp., 7.51%, 4-1-2009...................   A+                 248,517        268,971
     250,000   Koninklijke KPN N.V., 8.375%, 10-1-2030......   BBB+               242,994        218,425
     500,000   Lockheed Martin Corp., 7.65%, 5-1-2016.......   BBB-               502,546        548,481
     400,000   Raytheon Co., 7.20%, 8-15-2027...............   BBB-               353,332        382,795
     250,000   Sprint Capital Corp., 6.875%, 11-15-2028.....   BBB+               204,377        225,014
     250,000   Sprint Capital Corp., 7.625%, 1-30-2011......   BBB+               248,459        259,854
     250,000   Telecomunicaciones de Puerto Rico, Inc.,
                 6.65%, 5-15-2006...........................   BBB                249,933        250,197

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
   $ 500,000   Telefonica Europe BV, 7.35%, 9-15-2005.......   A+            $    499,837   $    528,135
     500,000   Time Warner, Inc., 6.875%, 6-15-2018.........   BBB+               506,113        492,321
     250,000   Tyco International Group S.A., 6.875%,
                 1-15-2029..................................   A                  252,183        241,471
     750,000   US West Communications, 7.20%, 11-1-2004.....   BBB+               749,738        785,883
     250,000   Verizon Global Funding Corp., 7.25%,
                 12-1-2010 (f)..............................   A+                 263,860        267,407
     250,000   Verizon Global Funding Corp., 7.75%,
                 12-1-2030 (f)..............................   A+                 268,785        274,828
     500,000   Vodafone Group plc, 7.875%, Ser B
                 2-15-2030..................................   A                  547,108        556,029
     750,000   WorldCom, Inc., 6.125%, 4-15-2002............   BBB+               744,570        758,558
                                                                             ------------   ------------
                                                                                8,129,992      8,310,675
                                                                             ------------   ------------
               TRANSPORTATION-0.46%
     750,000   CSX Corp., 7.90%, 5-1-2017...................   BBB                733,301        824,690
     250,000   Norfolk Southern Corp., 6.75%, 2-15-2011.....   BBB                249,441        255,496
                                                                             ------------   ------------
                                                                                  982,742      1,080,186
                                                                             ------------   ------------
               UTILITIES-1.68%
     500,000   Alabama Power Co., 7.125%, Ser L 10-1-2007...   A                  498,568        531,684
     500,000   CMS Panhandle Holding Co., 7.00%,
                 7-15-2029..................................   BBB-               495,835        447,722
     250,000   Dominion Fiber Ventures LLC, 7.05%,
                 3-15-2005 (f)..............................   BBB                250,000        256,959
     500,000   Duke Energy Corp., 6.00%, Ser A 12-1-2028....   A+                 488,472        445,631
     250,000   El Paso Energy Corp., 8.05%, 10-15-2030......   BBB                273,520        260,785
     250,000   Enron Corp., 7.375%, 5-15-2019...............   BBB+               256,551        254,827
     500,000   Madison Gas & Electric Co., 6.02%,
                 9-15-2008..................................   AA-                500,000        493,951
     189,024   Niagara Mohawk Power Co., 7.625%, Ser F
                 10-1-2005..................................   BBB-               185,950        200,119
     250,000   Tennessee Gas Pipeline Co., 7.50%,
                 4-1-2017...................................   BBB+               246,458        255,277
     250,000   TransCanada Pipelines Ltd., 6.49%,
                 1-21-2009..................................   A-                 251,432        253,465
     500,000   TXU Electric Capital V, 8.175%, 1-30-2037....   BBB-               500,000        517,442
                                                                             ------------   ------------
                                                                                3,946,786      3,917,862
                                                                             ------------   ------------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $ 39,071,385   $ 40,300,264
                                                                             ============   ============

U.S. GOVERNMENT SECURITIES-16.51%
--------------------------------------------------------------------------------

   Principal                                                                                   Market
     Amount                                                                   Cost (b)       Value (c)
   ----------                                                               -------------   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-0.95%
               MORTGAGE BACKED SECURITIES:
   $ 264,588   6.30% 2008...................................                $    264,846    $    274,994
      81,446   9.00% 2016-2021..............................                      79,985          88,444
                                                                            ------------    ------------
                                                                                 344,831         363,438
                                                                            ------------    ------------
               NOTES:
   1,625,000   7.25% 2030...................................                   1,700,020       1,864,879
                                                                            ------------    ------------
               TOTAL FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION................................                   2,044,851       2,228,317
                                                                            ------------    ------------
               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION-5.82%
               MORTGAGE BACKED SECURITIES:
   4,187,363   6.50% 2029-2031..............................                   4,137,742       4,232,343
   7,983,027   7.00% 2028-2031..............................                   7,987,014       8,200,043
     186,108   7.50% 2030...................................                     190,636         192,853
     298,384   8.00% 2030...................................                     309,366         311,563
     591,353   9.00% 2023...................................                     610,572         640,908
      15,689   9.50% 2019...................................                      15,561          17,408
                                                                            ------------    ------------
               TOTAL GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION................................                  13,250,891      13,595,118
                                                                            ------------    ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2001

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

   Principal                                                                                   Market
     Amount                                                                   Cost (b)       Value (c)
   ----------                                                               -------------   ------------
               OTHER DIRECT FEDERAL OBLIGATIONS-0.56%
               TENNESSEE VALLEY AUTHORITY:
   $1,300,000  5.375% 2008..................................                $  1,183,718    $  1,295,037
                                                                            ------------    ------------
               U.S. TREASURY SECURITIES-9.18%
               BONDS:
   3,900,000   6.03% 2021 Zero Coupon Strip (g).............                   1,174,907       1,246,124
   2,000,000   10.375% 2012.................................                   2,358,136       2,592,500
                                                                            ------------    ------------
                                                                               3,533,043       3,838,624
                                                                            ------------    ------------
               NOTES:
   4,000,000   4.625% 2003..................................                   4,029,544       4,064,688
   3,000,000   5.00% 2011...................................                   2,989,260       3,019,686
   4,000,000   5.625% 2006..................................                   4,175,573       4,211,876
   1,000,000   5.75% 2002...................................                   1,020,234       1,028,203
   5,000,000   6.00% 2004...................................                   5,197,802       5,276,170
                                                                            ------------    ------------
                                                                              17,412,413      17,600,623
                                                                            ------------    ------------
               TOTAL U.S. TREASURY SECURITIES...............                  20,945,456      21,439,247
                                                                            ------------    ------------
               TOTAL U.S. GOVERNMENT SECURITIES.............                  37,424,916      38,557,719
                                                                            ------------    ------------
               TOTAL LONG-TERM INVESTMENTS..................                $227,504,815    $221,398,305
                                                                            ============    ============

SHORT-TERM INVESTMENTS-5.26%
--------------------------------------------------------------------------------

   Principal                                                                                  Market
     Amount                                                                                 Value (c)
   ----------                                                                              ------------
               FINANCE-5.26%
   $5,000,000  G.E. Capital Corp., Master Variable Note,
                 Current rate - 3.44%.......................                               $  5,000,000
       7,234   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 3.49%.........                                      7,234
   7,280,118   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 3.62%.................                                  7,280,118
                                                                                           ------------
               TOTAL SHORT-TERM INVESTMENTS.................                                 12,287,352
                                                                                           ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $239,792,167) (b)...................                               $233,685,657
                                                                                           ============

 (a) Presently not paying dividend income.
 (b) At August 31, 2001, the cost of securities for federal income tax purposes was $239,847,403 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  7,972,190
Unrealized depreciation.....................................   (14,133,936)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (6,161,746)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.65% of total net assets as of August 31, 2001.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended and may be sold only to dealers in that program or to other "accredited investors." These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par  Security                                  Cost Basis
---------------  ----------  --------                                  ----------
1997                  250    @Track Communications, Inc. (Warrants) -
                               144A                                     $  4,547
1998              500,000    Prudential Insurance Co. due 2006 - 144A    498,516

        The aggregate value of these securities at August 31, 2001, was $516,177, which represents .22% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at August 31, 2001, was $1,344,240, which represents .58% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

FORTIS STOCK FUNDS
VALUE FUND
Schedule of Investments
August 31, 2001

COMMON STOCKS-97.14%
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             BASIC MATERIALS-11.60%
     89,800  Abitibi-Consolidated, Inc....................   $   746,673   $   695,950
      9,500  Air Products and Chemicals, Inc..............       362,289       402,800
     69,700  Alcoa, Inc...................................     2,502,427     2,656,964
      5,900  Du Pont (E.I.) de Nemours & Co...............       245,888       241,723
     19,400  Lafarge Corp.................................       617,037       712,756
     37,000  Rohm & Haas Co...............................     1,149,119     1,328,670
                                                             -----------   -----------
                                                               5,623,433     6,038,863
                                                             -----------   -----------
             CAPITAL GOODS-1.35%
     50,200  Axcelis Technologies, Inc. (a)...............       521,297       700,290
                                                             -----------   -----------
             CONSUMER CYCLICAL-13.25%
     27,350  Granite Construction, Inc....................       617,013       663,237
     16,400  Jones Apparel Group, Inc. (a)................       590,980       523,160
     45,300  Petroleo Brasileiro S.A. ADR.................     1,072,794     1,019,250
     38,500  Ross Stores, Inc.............................       744,786     1,128,050
     15,000  Safeway, Inc. (a)............................       652,501       676,650
    124,200  SONICblue, Inc. (a)..........................       450,642       285,660
     55,800  TJX Companies, Inc...........................     1,673,528     1,958,580
     17,500  Toll Brothers, Inc. (a)......................       618,330       644,000
                                                             -----------   -----------
                                                               6,420,574     6,898,587
                                                             -----------   -----------
             ENERGY-5.56%
     17,400  Anadarko Petroleum Corp......................     1,008,780       900,450
     21,500  Cabot Oil & Gas Corp. Class A................       619,723       480,740
     21,800  Devon Energy Corp............................     1,159,743     1,008,686
     12,600  Exxon Mobil Corp.............................       496,573       505,890
                                                             -----------   -----------
                                                               3,284,819     2,895,766
                                                             -----------   -----------
             FINANCE-28.41%
     25,400  ACE Ltd. ADR.................................       882,165       842,518
     12,300  CIGNA Corp...................................     1,276,328     1,107,000
     54,266  Citigroup, Inc...............................     1,733,791     2,482,670
     35,900  Equity Office Properties Trust...............     1,003,010     1,152,031
      8,800  Golden West Financial Corp...................       543,889       509,256
     24,000  Liberty Property Trust.......................       678,095       732,000
     23,900  Metris Companies, Inc........................       487,741       650,080
     30,500  Oxford Health Plans, Inc. (a)................       888,996       914,390
      4,900  PMI Group, Inc...............................       323,673       319,480
     17,200  RenaissanceRe Holdings Ltd. ADR..............     1,210,519     1,227,220
     46,700  U.S. Bancorp.................................     1,063,306     1,132,008
     19,500  UnionBanCal Corp.............................       551,978       723,450
     48,000  Washington Mutual, Inc.......................     1,663,079     1,797,120

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
     36,900  Webster Financial Corp.......................   $ 1,037,233   $ 1,199,988
                                                             -----------   -----------
                                                              13,343,803    14,789,211
                                                             -----------   -----------
             HEALTH CARE-5.36%
      1,000  Bristol-Myers Squibb Co......................        49,621        56,140
     43,300  Health Net, Inc. (a).........................       853,837       817,071
     36,300  Pharmacia Corp...............................     1,708,800     1,437,480
     12,500  Schering-Plough Corp.........................       473,634       476,625
                                                             -----------   -----------
                                                               3,085,892     2,787,316
                                                             -----------   -----------
             SERVICES-10.00%
     75,000  Adelphia Communications Corp.
               Class A (a)................................     2,636,259     2,366,250
      8,000  Gannett Co., Inc.............................       486,712       493,280
     39,900  KPMG Consulting, Inc. (a)....................       453,970       587,727
     36,700  Republic Services, Inc. (a)..................       670,149       728,495
     12,600  Sybase, Inc. (a).............................       170,623       173,502
     23,100  Unisys Corp. (a).............................       298,089       273,042
    124,600  UnitedGlobalCom, Inc. Class A (a)............     1,014,438       581,882
                                                             -----------   -----------
                                                               5,730,240     5,204,178
                                                             -----------   -----------
             TECHNOLOGY-18.13%
     37,100  Arrow Electronics, Inc. (a)..................       796,070       993,909
      7,562  AT&T Wireless Services, Inc. (a).............       188,467       117,216
     30,100  Cirrus Logic, Inc. (a).......................       602,775       425,614
     11,100  Eaton Corp...................................       756,348       798,423
     44,500  General Semiconductor, Inc. (a)..............       457,929       576,275
     16,000  International Business Machines Corp.........     1,504,840     1,600,000
     10,500  Lexmark International, Inc. (a)..............       499,962       546,525
    740,000  McLeodUSA, Inc. Class A (a)..................     2,556,004       925,000
     35,000  Mediacom Communications Corp. (a)............       532,700       604,800
     20,800  Quantum Corp. (a)............................       244,403       182,416
      6,532  WorldCom, Inc. - MCI Group...................       114,147        84,197
    200,800  WorldCom, Inc. - WorldCom Group (a)               3,331,725     2,582,288
                                                             -----------   -----------
                                                              11,585,370     9,436,663
                                                             -----------   -----------
             TRANSPORTATION-3.48%
      2,300  America West Holdings Corp. (a)..............        23,111        21,873
     13,700  Canadian National Railway Co.................       500,691       595,950
     27,300  Continental Airlines, Inc. Class B (a).......     1,138,113     1,190,826
                                                             -----------   -----------
                                                               1,661,915     1,808,649
                                                             -----------   -----------
             TOTAL COMMON STOCKS..........................   $51,257,343   $50,559,523
                                                             ===========   ===========

SHORT-TERM INVESTMENTS-3.38%
--------------------------------------------------------------------------------

   Principal                                                                Market
     Amount                                                                Value (c)
   ----------                                                             -----------
               FINANCE-3.38%
   $1,000,000  G.E. Capital Corp., Master Variable Note,
                 Current rate - 3.44%.......................              $ 1,000,000
       1,158   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 3.49%.........                    1,158
     756,077   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 3.62%.................                  756,077
                                                                          -----------
               TOTAL SHORT-TERM INVESTMENTS.................                1,757,235
                                                                          -----------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $53,014,578) (b)....................              $52,316,758
                                                                          ===========

 (a) Presently not paying dividend income.
 (b) At August 31, 2001, the cost of securities for federal income tax purposes was $53,112,164 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  4,116,195
Unrealized depreciation.....................................    (4,911,601)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $   (795,406)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.42% of total net assets as of August 31, 2001.

FORTIS STOCK FUNDS
GROWTH & INCOME FUND
Schedule of Investments
August 31, 2001

COMMON STOCKS-99.02%
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             BASIC MATERIALS-3.72%
      3,400  Alcoa, Inc...................................   $   121,557   $   129,608
      3,600  Bowater, Inc.................................       174,000       170,784
      9,500  Du Pont (E.I.) de Nemours & Co...............       415,793       389,215
      7,100  Engelhard Corp...............................       185,142       185,523
     17,600  Freeport-McMoRan Copper & Gold, Inc.
               Class A (a)................................       216,995       196,240
      4,600  Kimberly-Clark Corp..........................       304,725       285,430
                                                             -----------   -----------
                                                               1,418,212     1,356,800
                                                             -----------   -----------
             CAPITAL GOODS-0.64%
      3,400  United Technologies Corp.....................       263,611       232,560
                                                             -----------   -----------
             CONSUMER CYCLICAL-9.55%
     13,300  Bed Bath & Beyond, Inc. (a)..................       340,437       383,705
     19,400  Dollar General Corp..........................       392,514       334,650
     10,400  Home Depot, Inc..............................       452,823       477,880
      8,300  Kroger Co. (a)...............................       201,906       220,946
      8,800  Lowe's Companies, Inc........................       316,878       327,360
      4,900  Nike, Inc. Class B...........................       195,832       245,000
     13,100  Safeway, Inc. (a)............................       690,557       590,941
     27,600  Staples, Inc. (a)............................       412,038       415,380
     10,000  Wal-Mart Stores, Inc.........................       547,230       480,500
                                                             -----------   -----------
                                                               3,550,215     3,476,362
                                                             -----------   -----------
             CONSUMER STAPLES-6.39%
      4,700  Pepsi Bottling Group, Inc....................       172,603       207,505
     13,600  Pepsico, Inc.................................       601,249       639,200
     15,600  Philip Morris Companies, Inc.................       602,167       739,440
      6,200  Procter & Gamble Co..........................       376,398       459,730
      4,900  R.J. Reynolds Tobacco Holdings, Inc..........       271,093       282,975
                                                             -----------   -----------
                                                               2,023,510     2,328,850
                                                             -----------   -----------
             ENERGY-6.17%
      1,300  Chevron Corp.................................       117,743       117,975
     33,600  Exxon Mobil Corp.............................     1,312,818     1,349,040
      6,400  Helmerich & Payne, Inc.......................       290,633       195,584
      9,500  Rowan Companies, Inc. (a)....................       235,753       147,725
      3,500  Royal Dutch Petroleum Co. NY Shares..........       213,769       198,205
      1,800  Sunoco, Inc..................................        62,177        68,094
      2,200  Texaco, Inc..................................       145,181       153,230
        400  Valero Energy Corp...........................        14,439        16,600
                                                             -----------   -----------
                                                               2,392,513     2,246,453
                                                             -----------   -----------
             FINANCE-18.53%
      9,800  Ambac Financial Group, Inc...................       584,600       580,160
     12,453  American International Group, Inc............       752,286       973,825
      3,600  Bank of America Corp.........................       228,983       221,400
        900  CIGNA Corp...................................        94,709        81,000
     29,350  Citigroup, Inc...............................     1,244,990     1,342,762
      5,300  Fannie Mae...................................       417,801       403,913
     11,050  J.P. Morgan Chase & Co.......................       476,638       435,370
     10,600  Merrill Lynch & Co., Inc.....................       583,584       546,960
     22,900  Pacific Century Financial Corp...............       459,915       598,148
     13,400  St. Paul Companies, Inc......................       581,283       563,202
     12,900  UnionBanCal Corp.............................       367,758       478,590
     14,000  Washington Mutual, Inc.......................       479,324       524,160
                                                             -----------   -----------
                                                               6,271,871     6,749,490
                                                             -----------   -----------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             HEALTH CARE-15.06%
     12,100  Abbott Laboratories..........................   $   560,656   $   601,370
      3,500  American Home Products Corp..................       206,542       196,000
      2,900  AmerisourceBergen Corp. (a)..................       183,683       186,876
     10,400  Becton Dickinson & Co........................       365,475       373,672
      7,000  Genzyme Corp. - General Division (a).........       308,614       396,480
     18,300  Immunex Corp. (a)............................       274,527       318,054
      7,100  Johnson & Johnson............................       319,163       374,241
      2,400  Lilly (Eli) & Co.............................       180,215       186,312
     10,400  McKesson HBOC, Inc...........................       310,533       408,200
      8,500  Merck & Co., Inc.............................       672,267       553,350
     17,450  Pfizer, Inc..................................       656,720       668,510
     14,000  Pharmacia Corp...............................       563,475       554,400
     17,500  Schering-Plough Corp.........................       649,047       667,275
                                                             -----------   -----------
                                                               5,250,917     5,484,740
                                                             -----------   -----------
             SERVICES-7.10%
      5,200  Adelphia Communications Corp.
               Class A (a)................................       212,787       164,060
     15,500  AOL Time Warner, Inc. (a)....................       564,244       578,925
     10,800  Exodus Communications, Inc. (a)..............        70,785         9,504
      8,500  First Data Corp..............................       524,580       559,725
      5,500  Gannett Co., Inc.............................       335,097       339,130
     12,200  i2 Technologies, Inc. (a)....................       219,856        81,252
      4,200  Knight-Ridder, Inc...........................       225,046       254,520
     39,400  Liberty Media Corp. Class A (a)..............       529,065       598,880
                                                             -----------   -----------
                                                               2,681,460     2,585,996
                                                             -----------   -----------
             TECHNOLOGY-27.00%
     30,600  Cisco Systems, Inc. (a)......................       427,883       499,698
      9,500  Credence Systems Corp. (a)...................       206,797       160,360
      9,800  Dell Computer Corp. (a)......................       244,797       209,524
     27,100  General Electric Co..........................     1,203,579     1,110,558
      7,400  Hewlett-Packard Co...........................       197,825       171,754
     12,400  Intel Corp. (f)..............................       291,961       346,704
      4,400  International Business Machines Corp.........       436,745       440,000
      6,100  Intuit, Inc. (a).............................       204,335       230,458
      4,000  Lexmark International, Inc. (a)..............       214,932       208,200
      4,200  Linear Technology Corp.......................       196,765       172,536
     12,000  Lockheed Martin Corp.........................       477,016       478,320
     22,500  Microsoft Corp. (a)..........................     1,321,876     1,283,625
      7,800  Motorola, Inc................................       125,181       135,720
     15,700  Qwest Communications International, Inc......       483,910       337,550
      7,900  Rational Software Corp. (a)..................       116,768       113,444
      6,400  SanDisk Corp. (a)............................       155,482       131,264
      8,800  Sanmina Corp. (a)............................       200,096       158,488
     12,800  Solectron Corp. (with rights) (a)............       255,380       174,080
      8,700  Sonus Networks, Inc. (a).....................       123,043       128,499
     14,200  Tekelec (a)..................................       257,576       221,804
     11,000  Texas Instruments, Inc.......................       405,228       364,100
      7,500  Thermo Electron Corp. (a)....................       185,608       162,525
     17,800  Tyco International Ltd.......................       977,830       924,710
      3,400  VeriSign, Inc. (a)...........................       111,118       139,570
      4,100  VERITAS Software Corp. (a)...................       156,254       117,752
     20,500  Verizon Communications, Inc..................     1,016,010     1,025,000
     30,000  WorldCom, Inc. - WorldCom Group (a)                 510,623       385,800
                                                             -----------   -----------
                                                              10,504,618     9,832,043
                                                             -----------   -----------

--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             TRANSPORTATION-1.52%
      8,200  Delta Air Lines, Inc.........................   $   353,272   $   316,520
      6,500  USFreightways Corp...........................       191,783       236,600
                                                             -----------   -----------
                                                                 545,055       553,120
                                                             -----------   -----------
             UTILITIES-3.34%
      8,900  Calpine Corp. (a)............................       468,261       293,878
      6,200  Constellation Energy Group, Inc..............       275,008       186,124

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
      3,794  El Paso Corp.................................   $   224,539   $   184,350
     10,100  Exelon Corp..................................       677,158       551,460
                                                             -----------   -----------
                                                               1,644,966     1,215,812
                                                             -----------   -----------
             TOTAL COMMON STOCKS..........................   $36,546,948   $36,062,226
                                                             ===========   ===========

SHORT-TERM INVESTMENTS-0.61%
--------------------------------------------------------------------------------

   Principal                                                                 Market
    Amount                                                                  Value (c)
   ---------                                                               -----------
              FINANCE-0.16%
   $  1,028   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate - 3.49%.........                $     1,028
     58,149   Wells Fargo Cash Investment Money Market
                Fund, Current rate - 3.62%.................                     58,149
                                                                           -----------
                                                                                59,177
                                                                           -----------
              U.S. TREASURY SECURITIES-0.45%
    165,000   U.S. Treasury Bill, 3.53%, 12-20-2001 (e)....                    163,406
                                                                           -----------
              TOTAL SHORT-TERM INVESTMENTS.................                    222,583
                                                                           -----------
              TOTAL INVESTMENTS IN SECURITIES
                (COST: $36,769,531) (b)....................                $36,284,809
                                                                           ===========

 (a) Presently not paying dividend income.
 (b) At August 31, 2001, the cost of securities for federal income tax purposes was $36,829,401 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  2,311,024
Unrealized depreciation.....................................    (2,855,616)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $   (544,592)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.08% of total net assets as of August 31, 2001.
 (e) Security pledged as initial margin deposit for open long financial futures position detailed below:

FINANCIAL FUTURES - LONG

                                                                          Unrealized
                                         Market Value                   Appreciation/
                            Number of      Covered                      (Depreciation)
Issuer                     Contract(s)  by Contract(s)    Expiration      at 8/31/01
------                     -----------  --------------    ----------    --------------
Standard & Poor's 500           1        $     56,755   September 2001   $     (4,370)

 (f) At August 31, 2001, securities valued at $346,704 were designated to cover an open call option written as follows (see Note 1 of accompanying Notes to Financial Statements):

                                         Exercise      Expiration       Market
Issuer                     Contracts       Price          Date         Value (c)
------                     ---------     --------      ----------      ---------
Intel Corp.                    60      $         30       Oct-2001   $      8,100

FORTIS STOCK FUNDS
CAPITAL FUND
Schedule of Investments
August 31, 2001

COMMON STOCKS-98.44%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               BASIC MATERIALS-0.56%
       57,500  Vulcan Materials Co..........................   $  2,900,338   $  2,760,575
                                                               ------------   ------------
               CAPITAL GOODS-1.86%
      164,600  Teradyne, Inc. (with rights) (a).............      5,324,976      5,395,588
       55,700  United Technologies Corp.....................      3,984,778      3,809,880
                                                               ------------   ------------
                                                                  9,309,754      9,205,468
                                                               ------------   ------------
               CONSUMER CYCLICAL-6.85%
      409,100  Home Depot, Inc..............................     17,362,204     18,798,145
      162,400  Lowe's Companies, Inc........................      5,719,355      6,041,280
      106,500  Target Corp..................................      3,069,949      3,690,225
      111,000  Wal-Mart Stores, Inc.........................      4,692,077      5,333,550
                                                               ------------   ------------
                                                                 30,843,585     33,863,200
                                                               ------------   ------------
               CONSUMER STAPLES-2.68%
      102,300  Kraft Foods, Inc. Class A (a)................      3,171,300      3,299,175
      211,500  PepsiCo, Inc.................................      9,402,409      9,940,500
                                                               ------------   ------------
                                                                 12,573,709     13,239,675
                                                               ------------   ------------
               FINANCE-6.20%
      146,100  ACE Ltd......................................      5,198,865      4,846,137
       69,100  Ambac Financial Group, Inc...................      3,994,779      4,090,720
      145,100  American International Group, Inc............     11,444,014     11,346,820
      225,900  Citigroup, Inc...............................      9,284,073     10,334,925
       99,000  Dime Bancorp, Inc. (Warrants) (a)............             --         24,750
                                                               ------------   ------------
                                                                 29,921,731     30,643,352
                                                               ------------   ------------
               HEALTH CARE-27.62%
      247,600  Abbott Laboratories..........................     11,425,400     12,305,720
      398,900  American Home Products Corp..................     21,871,717     22,338,400
      432,900  AstraZeneca plc ADR..........................     20,926,386     20,995,650
      326,300  Baxter International, Inc. (with rights).....     14,624,639     16,837,080
      224,400  Becton, Dickinson & Co.......................      7,625,112      8,062,692
      180,500  Bristol-Myers Squibb Co......................      9,761,526     10,133,270
      671,100  Immunex Corp. (a)............................      8,652,499     11,663,718
      605,800  Pharmacia Corp...............................     30,969,126     23,989,680
      269,500  Schering-Plough Corp.........................      9,859,725     10,276,035
                                                               ------------   ------------
                                                                135,716,130    136,602,245
                                                               ------------   ------------
               SERVICES-17.34%
      343,000  AOL Time Warner, Inc. (a)....................     12,244,146     12,811,050
      167,700  Clear Channel Communications, Inc. (a).......      8,592,948      8,430,279

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
      155,100  FedEx Corp. (a)..............................   $  6,163,234   $  6,529,710
      271,200  First Data Corp..............................     15,916,728     17,858,520
      109,200  Knight-Ridder, Inc...........................      6,010,635      6,617,520
      940,000  Liberty Media Corp. Class A (a)..............     11,402,200     14,288,000
      199,800  McDATA Corp. Class A (with rights) (a).......      3,131,126      2,853,144
       88,400  Scripps Co. Class A (E.W.)...................      5,011,396      5,785,780
      351,800  USA Networks, Inc. (a).......................      8,264,674      8,147,688
       57,600  Viacom, Inc. Class B (a).....................      2,438,174      2,442,240
                                                               ------------   ------------
                                                                 79,175,261     85,763,931
                                                               ------------   ------------
               TECHNOLOGY-34.08%
       77,900  Applied Materials, Inc. (a)..................      3,309,849      3,356,711
      651,300  Cisco Systems, Inc. (a)......................      9,005,851     10,635,729
      751,700  Dell Computer Corp. (a)......................     19,574,897     16,071,346
      527,300  EchoStar Communications Corp.
                 Class A (a)................................     13,684,753     14,848,768
      227,000  EMC Corp. (a)................................      6,636,601      3,509,420
      639,000  General Electric Co..........................     27,446,817     26,186,220
      196,400  Intel Corp...................................      4,471,046      5,491,344
      139,800  Intuit, Inc. (a).............................      4,806,814      5,281,644
      108,700  Micron Technology, Inc. (a)..................      3,799,798      4,088,207
      518,900  Microsoft Corp. (a)..........................     30,595,649     29,603,245
      550,400  NTL, Inc. (a)................................     11,340,089      2,729,984
       42,500  QUALCOMM, Inc. (a)...........................      1,869,311      2,501,125
      101,700  Qwest Communications International, Inc......      2,555,423      2,186,550
       75,700  Rational Software Corp. (a)..................      1,854,092      1,087,052
      123,200  Sanmina Corp. (with rights) (a)..............      2,618,259      2,218,832
      140,500  Sonus Networks, Inc. (a).....................      4,355,841      2,075,185
      177,100  Texas Instruments, Inc.......................      7,172,420      5,862,010
      219,600  Tyco International Ltd.......................     12,250,357     11,408,220
      285,700  VeriSign, Inc. (a)...........................      8,834,215     11,727,985
      597,700  WorldCom, Inc. - WorldCom Group (with
                 rights) (a)................................     10,055,787      7,686,422
                                                               ------------   ------------
                                                                186,237,869    168,555,999
                                                               ------------   ------------
               UTILITIES-1.25%
      186,900  Calpine Corp. (a)............................      8,908,075      6,171,438
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $495,586,452   $486,805,883
                                                               ============   ============

SHORT-TERM INVESTMENTS-1.53%
--------------------------------------------------------------------------------

   Principal                                                                     Market
     Amount                                                                    Value (c)
   ----------                                                                 ------------
               FINANCE-1.53%
   $  16,975   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 3.49%.........                  $     16,975
   7,535,426   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 3.62%.................                     7,535,426
                                                                              ------------
               TOTAL SHORT-TERM INVESTMENTS.................                     7,552,401
                                                                              ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $503,138,853) (b)...................                  $494,358,284
                                                                              ============

 (a) Presently not paying dividend income.
 (b) At August 31, 2001, the cost of securities for federal income tax purposes was $503,208,191 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 31,710,896
Unrealized depreciation.....................................   (40,560,803)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (8,849,907)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.53% of total net assets as of August 31, 2001.

FORTIS STOCK FUNDS
GROWTH FUND, INC.
Schedule of Investments
August 31, 2001

COMMON STOCKS-97.75%
--------------------------------------------------------------------------------

                                                                                  Market
     Shares                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                BASIC MATERIALS-2.70%
       123,600  Cambrex Corp.................................   $  6,209,926   $  5,533,572
        10,300  Peabody Energy Corp..........................        288,400        292,520
       486,000  Pentair, Inc.................................     17,397,815     18,225,000
                                                                ------------   ------------
                                                                  23,896,141     24,051,092
                                                                ------------   ------------
                CAPITAL GOODS-5.16%
       168,100  American Standard Companies, Inc. (a)........     11,338,346     11,741,785
        95,700  KLA-Tencor Corp. (a).........................      3,159,612      4,702,698
       175,100  Lam Research Corp. (a).......................      4,271,019      4,957,081
       397,800  Teradyne, Inc. (with rights) (a).............     16,108,418     13,039,884
       238,000  Varian Semiconductor Equipment Associates,
                  Inc. (a)...................................      6,474,385      8,187,200
       159,600  WMS Industries, Inc. (a).....................      3,025,585      3,396,288
                                                                ------------   ------------
                                                                  44,377,365     46,024,936
                                                                ------------   ------------
                CONSUMER CYCLICAL-19.20%
       664,900  American Tower Corp. Class A (a)                  10,483,701      9,621,103
       205,400  AnnTaylor Stores Corp. (with rights) (a).....      6,979,488      6,880,900
       942,500  Barnes & Noble, Inc. (a).....................     26,450,618     38,142,975
       656,400  Circuit City Stores - Circuit City Group.....     10,443,778     10,961,880
       340,300  Coach, Inc. (with rights) (a)................      8,385,372     12,352,890
       296,400  Cost Plus, Inc. (a)..........................      7,799,456      6,965,400
       330,000  Family Dollar Stores, Inc....................      7,747,855      9,900,000
       470,900  NIKE, Inc. Class B...........................     18,678,138     23,545,000
        69,900  P. F. Chang's China Bistro, Inc. (a)               2,544,648      3,110,550
       246,500  Ross Stores, Inc.............................      6,021,274      7,222,450
     1,595,200  Staples, Inc. (a)............................     23,944,435     24,007,760
       626,600  Venator Group, Inc. (a)......................      8,932,404     11,247,470
       223,600  Williams-Sonoma, Inc. (a)....................      7,092,515      7,110,480
                                                                ------------   ------------
                                                                 145,503,682    171,068,858
                                                                ------------   ------------
                CONSUMER STAPLES-1.42%
       223,800  Hain Celestial Group, Inc. (a)...............      5,547,302      5,026,548
       171,700  Smithfield Foods, Inc. (a)...................      5,545,395      7,597,725
                                                                ------------   ------------
                                                                  11,092,697     12,624,273
                                                                ------------   ------------
                FINANCE-4.27%
       197,700  Citigroup, Inc...............................      9,718,003      9,044,775
       146,300  Golden West Financial Corp...................      9,329,910      8,466,381
       139,800  Goldman Sachs Group, Inc.....................     12,164,544     11,197,980
       229,000  J.P. Morgan Chase & Co.......................     10,885,194      9,022,600
        10,500  LandAmerica Financial Group..................        352,275        330,540
                                                                ------------   ------------
                                                                  42,449,926     38,062,276
                                                                ------------   ------------
                HEALTH CARE-15.35%
       278,900  Abbott Laboratories..........................     12,996,066     13,861,330
       191,300  AstraZeneca Group plc ADR....................      9,277,476      9,278,050
       397,400  Becton Dickinson & Co........................     13,566,044     14,278,582
       106,950  Cardinal Health, Inc.........................      6,661,345      7,800,933
       737,800  Edwards Lifesciences Corp. (a)...............     14,459,792     19,396,762
       231,000  Gilead Sciences, Inc. (a)....................     12,274,567     14,024,010
       678,600  HealthSouth Corp. (a)........................      8,813,918     12,269,088
       274,800  Immunex Corp. (a)............................      3,576,742      4,776,024
       388,500  McKesson, Inc................................     11,403,278     15,248,625
       126,400  OSI Pharmaceuticals, Inc. (with
                  rights) (a)................................      9,079,392      5,359,360

                                                                                  Market
     Shares                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
       331,200  Pharmacia Corp...............................   $ 13,867,443   $ 13,115,520
       107,100  St. Jude Medical, Inc. (a)...................      5,451,069      7,368,480
                                                                ------------   ------------
                                                                 121,427,132    136,776,764
                                                                ------------   ------------
                SERVICES-11.53%
       142,400  Adelphia Communications Corp.
                  Class A (a)................................      4,561,713      4,492,720
       514,500  AOL Time Warner, Inc. (a)....................     19,118,604     19,216,575
       238,800  Clear Channel Communications, Inc. (a).......     14,233,839     12,004,476
       172,200  CSG Systems International, Inc. (a)                6,438,696      7,903,980
       402,600  Edison Schools, Inc. (a).....................      7,747,507      7,407,840
       218,800  Electronics Boutique Holdings Corp. (a)......      6,385,850      9,113,020
        74,300  First Data Corp..............................      4,372,332      4,892,655
       445,900  Foundry Networks, Inc. (a)...................      7,661,100      4,882,605
       511,500  i2 Technologies, Inc. (a)....................      8,415,961      3,406,590
       122,300  Lamar Advertising Co. (a)....................      4,345,915      3,925,830
       498,600  Pegasus Communications Corp. (a).............      6,282,346      5,733,900
       484,700  Six Flags, Inc. (a)..........................     10,211,895      8,060,561
       139,700  SunGard Data Systems, Inc. (a)...............      2,986,087      3,303,905
       362,700  USA Networks, Inc. (a).......................      8,522,034      8,400,132
                                                                ------------   ------------
                                                                 111,283,879    102,744,789
                                                                ------------   ------------
                TECHNOLOGY-35.61%
       560,400  Acterna Corp (a).............................      9,164,342      2,336,868
       431,100  Altera Corp. (a).............................     11,884,683     12,243,240
       389,200  Anaren Microwave, Inc. (with rights) (a).....      6,842,053      7,445,396
       369,600  BEA Systems, Inc. (a)........................      9,722,478      5,976,432
       554,900  Beckman Coulter, Inc.........................     20,657,262     25,370,028
       531,500  EchoStar Communications Corp.
                  Class A (a)................................     14,339,271     14,967,040
       367,200  eFunds Corp. (a).............................      7,349,802      6,345,216
        43,200  EMCORE Corp. (a).............................      2,937,600        654,912
       511,700  GlobeSpan, Inc. (a)..........................     10,205,452      8,069,509
       920,900  Intuit, Inc. (a).............................     25,508,423     34,791,602
       536,800  Motorola, Inc................................      9,597,768      9,340,320
       999,200  Nextel Communications, Inc. Class A (a)......     17,695,599     12,070,336
       694,300  Nextel Partners, Inc. Class A (a)............      9,802,033      7,116,575
     1,132,800  NTL, Inc. (a)................................     27,989,818      5,618,688
       229,900  Peregrine Systems, Inc. (a)..................      6,887,520      6,018,782
       374,500  Powerwave Technologies, Inc. (with
                  rights) (a)................................      6,351,953      5,467,700
       625,800  Qwest Communications International, Inc......     20,621,041     13,454,700
       360,100  Retek, Inc. (a)..............................     11,489,388     10,075,598
       651,400  Sanmina Corp. (with rights) (a)..............     16,726,800     11,731,714
       307,000  SCI Systems, Inc. (with rights) (a)..........      7,948,592      7,521,500
       610,200  Solectron Corp. (with rights) (a)............      9,338,558      8,298,720
       675,500  Taiwan Semiconductor Manufacturing Co. Ltd.
                  ADR (a)....................................      9,752,918      8,767,990
       435,600  Take-Two Interactive Software, Inc. (a)......      8,456,832      7,230,960
       378,300  Texas Instruments, Inc.......................     11,573,294     12,521,730
       808,200  Thermo Electron Corp. (a)....................     17,336,832     17,513,694
       155,100  THQ, Inc. (a)................................      7,560,473      8,243,565
       185,400  Tyco International Ltd.......................      9,646,547      9,631,530

FORTIS STOCK FUNDS
GROWTH FUND, INC. (CONTINUED)
Schedule of Investments
August 31, 2001

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
     Shares                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
       629,200  VeriSign, Inc. (a)...........................   $ 19,554,466   $ 25,828,660
       981,100  WorldCom, Inc. - WorldCom Group (with
                  rights) (a)................................     17,017,299     12,616,946
                                                                ------------   ------------
                                                                 363,959,097    317,269,951
                                                                ------------   ------------

                                                                                  Market
     Shares                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                TRANSPORTATION-1.63%
       279,700  Atlas Air Worldwide Holdings, Inc. (with
                  rights) (a)................................   $  6,742,839   $  3,871,048
       210,500  Ryanair Holdings plc ADR (a).................     10,370,451     10,640,775
                                                                ------------   ------------
                                                                  17,113,290     14,511,823
                                                                ------------   ------------
                UTILITIES-0.88%
       236,800  Calpine Corp. (a)............................      6,214,224      7,819,136
                                                                ------------   ------------
                TOTAL COMMON STOCKS..........................   $887,317,433   $870,953,898
                                                                ============   ============

SHORT-TERM INVESTMENTS-2.22%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                                     Value (c)
   -----------                                                                 ------------
                FINANCE-2.22%
   $15,000,000  G.E. Capital Corp., Master Variable Note,
                  Current rate - 3.44%.......................                  $ 15,000,000
       32,512   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate - 3.49%.........                        32,512
    4,779,635   Wells Fargo Cash Investment Money Market
                  Fund, Current rate - 3.62%.................                     4,779,635
                                                                               ------------
                TOTAL SHORT-TERM INVESTMENTS.................                    19,812,147
                                                                               ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST: $907,129,580) (b)...................                  $890,766,045
                                                                               ============

 (a) Presently not paying dividend income.
 (b) At August 31, 2001, the cost of securities for federal income tax purposes was $909,933,201 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 85,765,735
Unrealized depreciation.....................................  (104,932,891)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $(19,167,156)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.30% of total net assets as of August 31, 2001.

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments
August 31, 2001

COMMON STOCKS-97.85%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               BASIC MATERIALS-3.74%
       17,600  Alliant Techsystems, Inc. (a)................   $  1,515,659   $  1,831,280
      107,900  Crompton Corp................................      1,184,310        981,890
      131,400  Freeport-McMoRan Copper & Gold, Inc.
                 Class B (a)................................      1,802,282      1,626,732
      105,000  Stillwater Mining Co. (a)....................      2,774,730      2,751,000
                                                               ------------   ------------
                                                                  7,276,981      7,190,902
                                                               ------------   ------------
               CAPITAL GOODS-4.25%
       30,100  Brooks Automation, Inc. (a)..................      1,359,525      1,304,835
       39,300  DuPont Photomasks, Inc. (with
                 rights) (a)................................      1,498,258      1,375,500
       29,300  Graco, Inc...................................        774,868      1,007,920
        8,600  Helix Technology Corp........................        194,006        197,800
      272,400  SpeedFam-IPEC, Inc. (a)......................      1,470,627        544,800
       98,500  Ultratech Stepper, Inc. (a)..................      2,184,320      1,694,200
       59,000  Varian Semiconductor Equipment Associates,
                 Inc. (a)...................................      1,600,806      2,029,600
                                                               ------------   ------------
                                                                  9,082,410      8,154,655
                                                               ------------   ------------
               CONSUMER CYCLICAL-11.54%
       45,400  Brinker International, Inc. (a)..............      1,154,323      1,207,640
       32,900  Chico's FAS, Inc. (a)........................      1,130,892      1,243,620
       17,800  Coach, Inc. (with rights) (a)................        511,145        646,140
       61,100  Furniture Brands International, Inc. (a).....      1,531,447      1,593,488
       59,200  Genesco, Inc. (a)............................      1,407,885      1,361,600
       61,200  Hot Topic, Inc. (a)..........................      1,702,572      2,034,900
       88,600  J. Jill Group, Inc. (a)......................      1,605,768      1,550,500
       69,600  Molecular Devices Corp. (a)..................      1,344,857      1,579,224
       17,300  PolyMedica Corp. (a).........................        863,126        218,845
       51,500  RARE Hospitality International, Inc. (a).....      1,139,644      1,071,715
       49,900  Reebok International Ltd. (a)................      1,198,897      1,341,811
      270,500  SONICblue, Inc. (a)..........................      1,126,799        622,150
       97,300  Too, Inc. (with rights) (a)..................      1,870,690      2,677,696
       55,900  Tweeter Home Entertainment Group,
                 Inc. (a)...................................      1,502,726      1,432,158
       58,700  Ultimate Electronics, Inc. (a)...............      1,477,448      1,628,925
       48,500  United Natural Foods, Inc. (a)...............        869,353        873,970
       67,600  Vans, Inc. (a)...............................      1,327,873      1,077,544
                                                               ------------   ------------
                                                                 21,765,445     22,161,926
                                                               ------------   ------------
               CONSUMER STAPLES-1.85%
       21,600  Constellation Brands, Inc. Class A (a).......        949,410        914,760
       55,500  Elizabeth Arden, Inc. (a)....................        867,160        779,775
       43,900  Robert Mondavi Corp. Class A (a)                   2,119,099      1,854,775
                                                               ------------   ------------
                                                                  3,935,669      3,549,310
                                                               ------------   ------------
               ENERGY-4.76%
       52,500  Cabot Oil & Gas Corp. Class A................      1,329,615      1,173,900
      482,000  Grey Wolf, Inc. (a)..........................      2,412,075      1,161,620
       33,600  Helmerich & Payne, Inc.......................      1,520,266      1,026,816
      321,800  Range Resources Corp. (a)....................      1,827,990      1,898,620
       62,200  Remington Oil & Gas Corp. (a)................        868,979        929,268
      156,900  Unit Corp. (a)...............................      2,592,398      1,440,342
      106,550  XTO Energy, Inc..............................      1,698,123      1,502,355
                                                               ------------   ------------
                                                                 12,249,446      9,132,921
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               FINANCE-9.88%
       53,000  Catellus Development Corp. (a)...............   $    870,578   $    975,200
       41,900  Citizens Banking Corp........................      1,068,756      1,275,855
       47,520  Columbia Banking System, Inc. (a)............        490,363        658,152
        5,700  Cullen/Frost Bankers, Inc....................        195,373        203,775
       27,700  Downey Financial Corp........................      1,461,946      1,322,675
       30,300  Eaton Vance Corp.............................        713,906      1,002,930
       77,900  Investment Technology Group, Inc. (a)........      3,767,891      4,517,421
       57,400  Metris Companies, Inc........................      1,168,434      1,561,280
       40,100  Mission West Properties, Inc.................        532,312        537,340
       49,200  PacifiCare Health Systems, Inc. (a)..........        812,863        723,240
       43,400  Reckson Associates Realty Corp.                      996,030        993,860
       39,400  Reinsurance Group of America, Inc............      1,525,804      1,453,860
       34,900  Rent-A-Center, Inc. (a)......................      1,245,794        942,300
      100,900  Sky Financial Group, Inc.....................      1,867,387      2,018,000
       21,300  Texas Regional Bancshares, Inc. Class A......        746,987        792,573
                                                               ------------   ------------
                                                                 17,464,424     18,978,461
                                                               ------------   ------------
               HEALTH CARE-17.39%
       77,800  Alexion Pharmaceuticals, Inc. (a)                  1,535,891      1,466,530
      177,100  Alliance Pharmaceutical Corp. (a)                    648,479        212,520
       51,900  Alpharma, Inc. Class A.......................      1,193,285      1,629,660
      117,500  Amylin Pharmaceuticals, Inc. (a)                   1,051,388        848,350
       43,900  Cell Genesys, Inc. (a).......................        604,907        836,295
       31,600  Cephalon, Inc. (a)...........................      1,324,467      1,871,352
      204,700  Ciphergen Biosystems, Inc. (a)...............      3,417,791        855,646
       78,100  Coventry Health Care, Inc. (a)...............      1,421,014      1,823,635
       85,300  Edwards Lifesciences Corp. (a)...............      1,627,183      2,242,537
       68,400  Gene Logic, Inc. (a).........................      1,227,377      1,193,580
        4,300  Genzyme Molecular Oncology (a)                        39,549         42,570
       70,900  Guilford Pharmaceuticals, Inc. (a)                   887,189        854,345
       74,700  Health Net, Inc. (a).........................      1,500,531      1,409,589
      107,800  Incyte Genomics, Inc. (a)....................      1,441,394      1,905,904
       23,300  Invacare Corp................................        850,097        930,835
       32,900  Medarex, Inc. (with rights) (a)..............        838,109        625,758
       66,100  NPS Pharmaceuticals, Inc. (a)................      1,225,395      2,222,282
       25,800  Omnicare, Inc................................        522,089        617,136
       21,400  OSI Pharmaceuticals, Inc. (with
                 rights) (a)................................        711,550        907,360
       54,800  Pharmacopeia, Inc. (a).......................        967,960        950,780
       74,700  Regeneron Pharmaceuticals, Inc. (a)..........      1,730,395      2,249,964
       59,000  Renal Care Group, Inc. (a)...................      1,544,325      1,932,840
       51,300  Respironics, Inc. (a)........................      1,407,016      1,719,063
       63,600  SangStat Medical Corp. (a)...................        591,741        976,260
       79,700  Sequenom, Inc. (a)...........................        866,038        681,435
        8,500  Synaptic Pharmaceutical Corp. (a)............         45,170         46,325
       39,800  Triangle Pharmaceuticals, Inc. (a)                   139,640        127,360
       19,500  Trigon Healthcare, Inc. (a)..................        993,642      1,262,625
       20,200  Universal Health Services, Inc.
                 Class B (a)................................        919,868        955,460
                                                               ------------   ------------
                                                                 31,273,480     33,397,996
                                                               ------------   ------------

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2001

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               SERVICES-12.91%
       23,700  ADVO, Inc. (a)...............................   $    884,863   $    862,680
       55,200  Argosy Gaming Co. (a)........................      1,433,274      1,641,096
       46,480  Beasley Broadcast Group, Inc.
                 Class A (a)................................        631,875        601,916
      105,100  Documentum, Inc. (a).........................        933,530      1,544,970
       59,000  Edison Schools, Inc. (a).....................      1,493,074      1,085,600
      142,400  Entravision Communications Corp.
                 Class A (a)................................      1,354,157      1,727,312
      131,700  Gartner, Inc. Class A (a)....................        838,402      1,310,415
       42,400  GTECH Holdings Corp. (a).....................      1,447,339      1,398,352
       42,000  HNC Software, Inc. (a).......................        674,337        886,620
      113,100  Hollywood Media Corp. (a)....................        684,542        598,299
       56,300  IDEXX Laboratories, Inc. (a).................      1,652,528      1,361,897
       27,700  ITT Educational Services, Inc. (a)                   747,235        923,518
       18,700  MAXIMUS, Inc. (a)............................        650,262        802,043
       25,500  National Data Corp. (with rights)                    576,198        984,555
      111,100  Radiant Systems, Inc. (a)....................      1,500,661      1,062,116
       51,200  Resources Connection, Inc. (a)...............      1,275,340      1,126,400
      117,881  Stratos Lightwave, Inc. (with
                 rights) (a)................................        699,170        677,816
      203,500  UnitedGlobalCom, Inc. Class A (a)............      1,496,270        950,345
      160,100  US Oncology, Inc. (a)........................      1,326,989      1,357,648
       30,700  Valassis Communications, Inc. (a)............        948,185      1,087,394
       35,300  Viad Corp....................................        939,025        928,390
       78,900  Watson Wyatt & Co. Holdings (a)                    1,553,157      1,862,040
                                                               ------------   ------------
                                                                 23,740,413     24,781,422
                                                               ------------   ------------
               TECHNOLOGY-27.88%
      224,400  ACLARA BioSciences, Inc. (with
                 rights) (a)................................      1,305,063      1,389,036
      100,800  Actuate Corp. (a)............................        737,428        695,520
       62,800  Aeroflex, Inc. (a)...........................      1,084,829        555,780
      136,700  Aether Systems, Inc. (a).....................      1,771,768      1,209,795
      138,900  Agile Software Corp. (with rights) (a).......      1,620,060      1,389,000
      244,200  Akamai Technologies, Inc. (a)................      1,524,199      1,028,082
       71,100  Anaren Microwave, Inc. (with rights) (a).....        760,400      1,360,143
       37,700  AremisSoft Corp. (a).........................        367,850         30,537
       23,300  Beckman Coulter, Inc.........................        865,735      1,065,276
       47,700  C&D Technologies, Inc........................      1,242,055      1,047,015
       72,400  Cirrus Logic, Inc. (a).......................      1,429,075      1,023,736
      205,100  Commerce One, Inc. (with rights) (a).........        764,469        668,626
       79,800  Credence Systems Corp. (a)...................      1,778,079      1,347,024
       51,600  Cymer, Inc. (a)..............................      1,293,146      1,298,256
      116,300  E.piphany, Inc. (a)..........................      1,395,155        748,972
       70,100  Electronics for Imaging, Inc. (a)............      1,615,976      1,434,246

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
      114,200  FileNET Corp. (a)............................   $  1,364,096   $  1,483,458
       50,600  FuelCell Energy, Inc. (a)....................      1,328,664        728,640
       62,000  General Cable Corp...........................        963,536        938,680
       77,900  General Communication, Inc. Class A (a)......        721,144        842,099
       74,200  GlobeSpan, Inc. (a)..........................        914,243      1,170,134
      219,700  Handspring, Inc. (a).........................      1,615,684        637,130
      118,800  Homestore.com, Inc. (a)......................      2,362,078      1,968,516
       68,800  HPL Technologies, Inc. (a)...................        715,872        677,680
       54,000  IDT Corp. (a)................................        536,422        656,100
       54,000  IDT Corp. Class B (a)........................        431,582        604,260
      165,400  Macromedia, Inc. (a).........................      2,306,470      2,304,022
      144,100  Manufacturers' Services Ltd. (a).............        953,544        720,500
      168,700  Maxtor Corp. (a).............................      1,182,131      1,017,261
       59,200  Measurement Specialties, Inc. (a)                  1,062,725        902,800
      131,500  MIPS Technologies, Inc. Class A (a)..........      2,206,294      1,208,485
      281,900  MRV Communications, Inc. (a).................      1,593,411      1,147,333
       60,500  Peco II, Inc. (a)............................      1,750,514        336,380
       53,937  Peregrine Systems, Inc. (a)..................        738,284      1,412,064
       95,300  Proxim, Inc. (a).............................        879,238      1,079,749
      409,200  Read-Rite Corp. (a)..........................      2,901,265      1,923,240
      104,600  REMEC, Inc. (with rights) (a)................        863,714      1,024,034
       48,000  Roper Industries, Inc........................      1,662,048      1,968,000
       37,000  Rural Cellular Corp. Class A (a).............        898,674      1,280,940
      108,600  Tekelec (a)..................................      1,849,197      1,696,332
      163,900  TeleCommunication Systems, Inc.
                 Class A (a)................................      1,959,116        180,290
       66,600  Therma-Wave, Inc. (a)........................        745,574      1,100,898
      109,200  US Unwired, Inc. Class A (a).................        768,006      1,224,132
       61,000  Varian, Inc. (a).............................      1,548,145      1,811,090
       59,600  Veeco Instruments, Inc. (with
                 rights) (a)................................      2,039,870      1,742,704
       93,000  Verity, Inc. (a).............................      1,775,889        985,800
      146,000  Vignette Corp. (a)...........................        639,816        997,180
      464,200  Western Digital Corp. (a)....................      1,881,682      1,476,156
                                                               ------------   ------------
                                                                 62,714,215     53,537,131
                                                               ------------   ------------
               TRANSPORTATION-3.65%
      111,100  AirTran Holdings, Inc. (a)...................        910,576        725,483
       54,800  Atlantic Coast Airlines Holdings,
                 Inc. (a)...................................      1,278,951      1,386,440
       99,700  EGL, Inc. (with rights) (a)..................      1,278,679      1,312,052
        8,600  Landstar System, Inc. (a)....................        588,642        638,722
       72,400  Mesa Air Group, Inc. (a).....................        631,762      1,065,728
       37,300  Polaris Industries, Inc......................      1,638,556      1,878,055
                                                               ------------   ------------
                                                                  6,327,166      7,006,480
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $195,829,649   $187,891,204
                                                               ============   ============

SHORT-TERM INVESTMENTS-2.28%
--------------------------------------------------------------------------------

   Principal                                                                     Market
     Amount                                                                    Value (c)
   ----------                                                                 ------------
               FINANCE-2.12%
   $1,000,000  G.E. Capital Corp., Master Variable Note,
                 Current rate - 3.44%.......................                  $  1,000,000
       4,876   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 3.49%.........                         4,876
   3,065,983   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 3.62%.................                     3,065,983
                                                                              ------------
                                                                                 4,070,859
                                                                              ------------
               U.S. TREASURY SECURITIES-0.16%
     300,000   US Treasury Bill, 3.50%, 10-25-2001 (e)......                       298,413
                                                                              ------------
               TOTAL SHORT-TERM INVESTMENTS.................                     4,369,272
                                                                              ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $200,198,921) (b)...................                  $192,260,476
                                                                              ============

 (a) Presently not paying dividend income.
 (b) At August 31, 2001, the cost of securities for federal income tax purposes was $200,713,125 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 20,426,692
Unrealized depreciation.....................................   (28,879,341)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (8,452,649)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Security pledged as initial margin deposit for open long financial futures position detailed below:

     FINANCIAL FUTURES - LONG

                                                               Unrealized
                               Market Value                  Appreciation/
                  Number of      Covered                     (Depreciation)
Issuer           Contract(s)  by Contract(s)   Expiration     at 8/31/2001
------           -----------  --------------   ----------    --------------
Russell 2000          9        $  2,111,175      Sept 2001    $   (177,300)

FORTIS STOCK FUNDS

Statements of Assets and Liabilities

August 31, 2001

--------------------------------------------------------------------------------

                                       ASSET                          GROWTH &                                        CAPITAL
                                     ALLOCATION        VALUE           INCOME         CAPITAL          GROWTH       APPRECIATION
                                     PORTFOLIO          FUND            FUND            FUND            FUND         PORTFOLIO
                                     ----------         ----          --------          ----            ----        ------------
ASSETS:
  Investments in securities, as
    detailed in the accompanying
    schedules, at market (cost
    $239,792,167; $53,014,578;
    $36,769,531; $503,138,853;
    $907,129,580; and
    $200,198,921 respectively)
    (Note 1).....................  $ 233,685,657   $  52,316,758   $  36,284,809   $ 494,358,284   $  890,766,045  $ 192,260,476
  Collateral for securities
    lending transactions
    (Note 1)*....................     21,479,713              --              --     137,079,261      181,689,698     46,592,022
  Receivables:
    Investment securities sold...        219,254          35,849         423,270              --       19,247,227      2,366,143
    Interest and dividends.......      1,247,859          25,684          42,148         323,751          266,776         22,994
    Subscriptions of capital
      stock......................         39,974          50,919              --         354,453              674         58,083
  Deferred registration costs
    (Note 1).....................         29,886          18,587          17,754          23,234           42,525         29,799
                                   -------------   -------------   -------------   -------------   --------------  -------------
TOTAL ASSETS.....................    256,702,343      52,447,797      36,767,981     632,138,983    1,092,012,945    241,329,517
                                   -------------   -------------   -------------   -------------   --------------  -------------
LIABILITIES:
  Option contracts written, at
    value (premiums received $0;
    $0; $7,020; $0; $0; and $0
    respectively) (Note 1).......             --              --           8,100              --               --             --
  Payable upon return of
    securities loaned
    (Note 1)*....................     21,479,713              --              --     137,079,261      181,689,698     46,592,022
  Payable for investment
    securities purchased.........      1,358,914         331,622         291,370              --       18,003,154      2,487,061
  Redemptions of capital stock...        157,112              --             819         100,093          528,880         19,309
  Payable for investment advisory
    and management fees
    (Note 2).....................        180,848          45,437          32,225         349,186          587,834        152,189
  Payable for distribution fees
    (Note 2).....................         11,939           2,398           1,680          15,128           22,294          9,600
  Accounts payable and accrued
    expenses.....................         41,386          17,860          15,715          72,405          120,349         43,150
                                   -------------   -------------   -------------   -------------   --------------  -------------
TOTAL LIABILITIES................     23,229,912         397,317         349,909     137,616,073      200,952,209     49,303,331
                                   -------------   -------------   -------------   -------------   --------------  -------------
NET ASSETS:
  Net proceeds of capital stock,
    par value $.01 per share-
    authorized 10,000,000,000;
    10,000,000,000;
    10,000,000,000;
    10,000,000,000;
    100,000,000,000;
    10,000,000,000 shares;
    respectively.................    241,456,638      49,648,664      34,094,429     510,336,346      901,783,478    265,732,883
  Unrealized depreciation of
    investments..................     (6,106,510)       (697,820)       (490,172)     (8,780,569)     (16,363,535)    (8,115,745)
  Undistributed net investment
    income.......................        654,425              --              --              --               --             --
  Accumulated net realized gain
    (loss) from the sale of
    investments..................     (2,532,122)      3,099,636       2,813,815      (7,032,867)       5,640,793    (65,590,952)
                                   -------------   -------------   -------------   -------------   --------------  -------------
TOTAL NET ASSETS.................    233,472,431      52,050,480      36,418,072     494,522,910      891,060,736    192,026,186
                                   =============   =============   =============   =============   ==============  =============
*INCLUDING SECURITIES ON LOAN
  OF:............................  $  20,505,422   $          --   $          --   $ 127,302,371   $  166,490,106  $  42,939,506
                                   =============   =============   =============   =============   ==============  =============
SHARES OUTSTANDING AND NET ASSET
  VALUE PER SHARE:
Class A shares (based on net
  assets of $158,107,920;
  $30,480,330; $21,511,702;
  $416,543,891; $681,941,429; and
  $138,175,455; respectively and
  10,909,201; 2,291,556;
  1,570,818; 27,596,060;
  31,546,439; and, 6,506,459
  shares outstanding;
  respectively)..................         $14.49          $13.30          $13.69          $15.09           $21.62         $21.24
                                   -------------   -------------   -------------   -------------   --------------  -------------
Class B shares (based on net
  assets of $23,934,068;
  $9,668,106; $7,309,116;
  $29,776,846; $30,268,001; and
  $20,521,799; respectively and
  1,666,196; 752,298; 541,143;
  2,156,526; 1,550,075; and,
  1,038,812 shares outstanding;
  respectively)..................         $14.36          $12.85          $13.51          $13.81           $19.53         $19.76
                                   -------------   -------------   -------------   -------------   --------------  -------------
Class C shares (based on net
  assets of $11,136,946;
  $2,934,589; $2,105,342;
  $7,556,768; $6,866,423; and
  $7,278,294; respectively and
  779,626; 228,217; 155,854;
  547,243; 351,546; and, 368,147
  shares outstanding;
  respectively)..................         $14.28          $12.86          $13.51          $13.81           $19.53         $19.77
                                   -------------   -------------   -------------   -------------   --------------  -------------
Class H shares (based on net
  assets of $37,879,097;
  $8,967,455; $5,491,912;
  $40,645,405; $61,764,158; and
  $26,050,638; respectively and
  2,639,815; 697,186; 406,530;
  2,939,631; 3,158,603; and,
  1,317,408 shares outstanding;
  respectively)..................         $14.35          $12.86          $13.51          $13.83           $19.55         $19.77
                                   -------------   -------------   -------------   -------------   --------------  -------------
Class Z shares (based on net
  assets of $2,414,400; $0; $0;
  $0; $110,220,725; and $0;
  respectively and 166,606; 0; 0;
  0; 4,955,943; and, 0 shares
  outstanding; respectively).....         $14.49              --              --              --           $22.24             --
                                   -------------   -------------   -------------   -------------   --------------  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Operations

For the Year Ended August 31, 2001

--------------------------------------------------------------------------------

                                       ASSET                          GROWTH &                                        CAPITAL
                                     ALLOCATION        VALUE           INCOME         CAPITAL          GROWTH       APPRECIATION
                                     PORTFOLIO          FUND            FUND            FUND            FUND         PORTFOLIO
                                     ----------         ----          --------          ----            ----        ------------
NET INVESTMENT INCOME:
  Income:
    Interest income..............  $   7,264,302   $     186,373   $     125,467   $     872,544   $   5,146,447   $   1,258,374
    Dividend income..............      1,678,229         605,026         545,726       4,432,302       2,120,213         660,019
    Fee income (Note 1)..........         54,551           6,044           3,004         174,773         169,985         251,316
                                   -------------   -------------   -------------   -------------   -------------   -------------
  Total income...................      8,997,082         797,443         674,197       5,479,619       7,436,645       2,169,709
                                   -------------   -------------   -------------   -------------   -------------   -------------
  Expenses:
    Investment advisory and
      management fees (Note 2)..       2,291,076         547,226         409,201       4,626,527       8,541,214       2,265,618
    Distribution fees (Class A)
      (Note 2)...................        814,974          83,758          60,339       1,262,366       2,198,763         866,940
    Distribution fees (Class B)
      (Note 2)...................        253,665          88,975          79,415         341,560         356,189         262,822
    Distribution fees (Class C)
      (Note 2)...................        125,363          29,447          23,996          91,414          85,075          96,928
    Distribution fees (Class H)
      (Note 2)...................        416,596          93,772          64,434         484,607         751,708         336,151
    Registration fees............         73,013          44,757          41,365          87,870         124,055          83,282
    Shareholders' notices and
      reports....................         33,988           6,500           5,661          78,700         224,276          47,138
    Legal and auditing fees
      (Note 2)...................         26,300          15,626          15,673          40,650          62,279          27,500
    Custodian fees...............         37,328          13,415          18,191          37,004          77,846          26,783
    Directors' fees and
      expenses...................         20,602           3,687           1,505          40,878          63,430          16,257
    Other........................         15,622           3,096           2,347          37,806          74,557          17,020
                                   -------------   -------------   -------------   -------------   -------------   -------------
  Total expenses.................      4,108,527         930,259         722,127       7,129,382      12,559,392       4,046,439
                                   -------------   -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS).....      4,888,555        (132,816)        (47,930)     (1,649,763)     (5,122,747)     (1,876,730)
                                   -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS (NOTE 1):
  Net realized gain (loss) from
    security transactions........     (2,410,249)      4,465,737       2,982,045      (6,863,875)      7,447,143     (61,580,323)
  Options and/or futures.........             --         154,038         142,380              --              --      (1,955,184)
                                   -------------   -------------   -------------   -------------   -------------   -------------
NET REALIZED GAIN (LOSS) ON
  INVESTMENTS....................     (2,410,249)      4,619,775       3,124,425      (6,863,875)      7,447,143     (63,535,507)
NET CHANGE IN UNREALIZED
  APPRECIATION OR DEPRECIATION ON
  INVESTMENTS....................    (45,129,909)     (3,462,544)     (9,008,629)   (166,174,312)   (599,631,951)   (144,795,298)
                                   -------------   -------------   -------------   -------------   -------------   -------------
NET GAIN (LOSS) ON INVESTMENTS...    (47,540,158)      1,157,231      (5,884,204)   (173,038,187)   (592,184,808)   (208,330,805)
                                   -------------   -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................  $ (42,651,603)  $   1,024,415   $  (5,932,134)  $(174,687,950)  $(597,307,555)  $(210,207,535)
                                   =============   =============   =============   =============   =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                                YEAR ENDED       YEAR ENDED
                                                              AUGUST 31, 2001  AUGUST 31, 2000
                                                              ---------------  ---------------
OPERATIONS:
  Net investment income.....................................   $   4,888,555    $   4,998,459
  Net realized gain (loss) on investments...................      (2,410,249)      21,790,069
  Net change in unrealized appreciation or depreciation on
    investments.............................................     (45,129,909)      24,145,234
                                                               -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     (42,651,603)      50,933,762
                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................      (3,822,484)      (3,800,459)
    Class B.................................................        (389,320)        (307,326)
    Class C.................................................        (193,348)        (183,907)
    Class H.................................................        (643,965)        (562,477)
    Class Z.................................................         (62,640)         (36,886)
  From net realized gains on investments
    Class A.................................................     (13,512,571)     (28,765,666)
    Class B.................................................      (1,835,517)      (2,989,221)
    Class C.................................................        (915,385)      (1,826,079)
    Class H.................................................      (3,013,491)      (5,604,557)
    Class Z.................................................        (167,661)        (166,650)
                                                               -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................     (24,556,382)     (44,243,228)
                                                               -------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,251,602 and 1,709,624 shares)................      20,070,928       31,414,506
    Class B (379,747 and 480,559 shares)....................       6,098,238        8,741,124
    Class C (192,514 and 314,472 shares)....................       3,068,302        5,707,969
    Class H (547,206 and 741,888 shares)....................       8,814,012       13,470,043
    Class Z (113,888 and 118,503 shares)....................       1,834,372        2,138,112
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (1,035,533 and 1,766,633 shares)................      16,527,987       30,955,039
    Class B (137,127 and 185,526 shares)....................       2,171,743        3,223,195
    Class C (69,052 and 113,942 shares).....................       1,087,839        1,969,213
    Class H (223,327 and 344,468 shares)....................       3,532,913        5,980,036
    Class Z (14,467 and 11,580 shares)......................         230,286          203,505
  Less cost of repurchase of shares
    Class A (2,375,921 and 2,124,754 shares)................     (37,683,321)     (39,245,402)
    Class B (271,757 and 196,333 shares)....................      (4,279,719)      (3,578,176)
    Class C (291,570 and 181,819 shares)....................      (4,775,916)      (3,292,139)
    Class H (514,330 and 572,891 shares)....................      (8,102,488)     (10,496,186)
    Class Z (87,553 and 48,558 shares)......................      (1,406,950)        (874,110)
                                                               -------------    -------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........       7,188,226       46,316,729
                                                               -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     (60,019,759)      53,007,263
NET ASSETS:
  Beginning of year.........................................     293,492,190      240,484,927
                                                               -------------    -------------
  End of year (includes undistributed net investment income
    of $654,425 and $877,627, respectively).................   $ 233,472,431    $ 293,492,190
                                                               =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

VALUE FUND
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                                YEAR ENDED       YEAR ENDED
                                                              AUGUST 31, 2001  AUGUST 31, 2000
                                                              ---------------  ---------------
OPERATIONS:
  Net investment loss.......................................   $    (132,816)   $     (55,248)
  Net realized gain on investments..........................       4,619,775        5,163,476
  Net change in unrealized appreciation or depreciation on
    investments.............................................      (3,462,544)       2,288,455
                                                               -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........       1,024,415        7,396,683
                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................         (43,815)              --
  From net realized gains on investments
    Class A.................................................      (3,614,146)      (2,711,156)
    Class B.................................................        (719,625)        (475,111)
    Class C.................................................        (257,448)        (173,230)
    Class H.................................................        (827,136)        (558,428)
                                                               -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (5,462,170)      (3,917,925)
                                                               -------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (873,137 and 2,280,356 shares)..................      12,366,719       29,790,191
    Class B (261,590 and 145,708 shares)....................       3,599,187        1,863,577
    Class C (80,540 and 43,191 shares)......................       1,105,270          556,468
    Class H (186,657 and 166,534 shares)....................       2,554,779        2,137,878
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (269,610 and 166,040 shares)....................       3,610,140        2,047,270
    Class B (54,967 and 38,026 shares)......................         715,123          459,735
    Class C (19,329 and 14,271 shares)......................         251,657          172,534
    Class H (63,093 and 45,843 shares)......................         821,470          554,237
  Less cost of repurchase of shares
    Class A (1,646,100 and 2,234,865 shares)................     (22,715,485)     (28,397,043)
    Class B (111,785 and 146,187 shares)....................      (1,516,312)      (1,861,275)
    Class C (62,496 and 56,869 shares)......................        (853,598)        (726,966)
    Class H (183,005 and 197,431 shares)....................      (2,516,311)      (2,505,700)
                                                               -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS..............................................      (2,577,361)       4,090,906
                                                               -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      (7,015,116)       7,569,664
NET ASSETS:
  Beginning of year.........................................      59,065,596       51,495,932
                                                               -------------    -------------
  End of year...............................................   $  52,050,480    $  59,065,596
                                                               =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                                YEAR ENDED       YEAR ENDED
                                                              AUGUST 31, 2001  AUGUST 31, 2000
                                                              ---------------  ---------------
OPERATIONS:
  Net investment income (loss)..............................   $     (47,930)   $     108,905
  Net realized gain on investments..........................       3,124,425        3,026,489
  Net change in unrealized appreciation or depreciation on
    investments.............................................      (9,008,629)       3,415,939
                                                               -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      (5,932,134)       6,551,333
                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................         (64,866)        (118,784)
    Class B.................................................              --           (5,120)
    Class C.................................................              --           (1,709)
    Class H.................................................              --           (4,962)
  From net realized gains on investments
    Class A.................................................      (1,586,950)        (412,864)
    Class B.................................................        (524,351)        (121,067)
    Class C.................................................        (162,502)         (41,807)
    Class H.................................................        (445,175)        (115,665)
                                                               -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (2,783,844)        (821,978)
                                                               -------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (260,418 and 326,487 shares)....................       3,980,271        5,144,510
    Class B (120,844 and 118,698 shares)....................       1,800,629        1,871,079
    Class C (22,581 and 27,702 shares)......................         343,320          429,027
    Class H (50,894 and 109,133 shares).....................         764,104        1,720,055
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (105,020 and 33,529 shares).....................       1,604,699          519,035
    Class B (33,997 and 7,966 shares).......................         515,391          124,468
    Class C (10,482 and 2,729 shares).......................         158,911           42,638
    Class H (28,860 and 7,390 shares).......................         437,517          115,458
  Less cost of repurchase of shares
    Class A (321,940 and 592,081 shares)....................      (4,901,781)      (9,321,415)
    Class B (111,791 and 114,019 shares)....................      (1,665,365)      (1,796,652)
    Class C (30,783 and 42,433 shares)......................        (463,952)        (668,686)
    Class H (103,676 and 176,808 shares)....................      (1,539,271)      (2,767,097)
                                                               -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS..............................................       1,034,473       (4,587,580)
                                                               -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      (7,681,505)       1,141,775
NET ASSETS:
  Beginning of year.........................................      44,099,577       42,957,802
                                                               -------------    -------------
  End of year (includes undistributed (excess of
    distributions over) net investment income of $0 and
    $64,366, respectively)..................................   $  36,418,072    $  44,099,577
                                                               =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL FUND
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                                YEAR ENDED       YEAR ENDED
                                                              AUGUST 31, 2001  AUGUST 31, 2000
                                                              ---------------  ---------------
OPERATIONS:
  Net investment loss.......................................   $  (1,649,763)   $  (2,717,474)
  Net realized gain (loss) on investments...................      (6,863,875)     114,430,011
  Net change in unrealized appreciation or depreciation on
    investments.............................................    (166,174,312)      78,996,803
                                                               -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    (174,687,950)     190,709,340
                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    Class A.................................................     (84,539,969)    (127,601,625)
    Class B.................................................      (5,782,339)      (6,184,590)
    Class C.................................................      (1,605,036)      (1,747,450)
    Class H.................................................      (8,431,323)      (9,997,297)
                                                               -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................    (100,358,667)    (145,530,962)
                                                               -------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,487,611 and 3,116,868 shares)................      26,986,363       70,937,477
    Class B (429,721 and 504,569 shares)....................       7,202,434       10,725,463
    Class C (169,018 and 204,551 shares)....................       2,795,776        4,384,826
    Class H (456,102 and 658,845 shares)....................       7,698,555       14,082,716
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (4,392,960 and 5,521,194 shares)................      79,249,128      109,761,564
    Class B (343,551 and 328,954 shares)....................       5,702,940        6,144,862
    Class C (96,566 and 93,012 shares)......................       1,602,988        1,737,472
    Class H (496,573 and 525,873 shares)....................       8,253,012        9,833,848
  Less cost of repurchase of shares
    Class A (4,095,515 and 7,002,235 shares)................     (73,297,284)    (156,163,722)
    Class B (334,712 and 257,162 shares)....................      (5,489,242)      (5,519,205)
    Class C (209,165 and 69,338 shares).....................      (3,342,642)      (1,472,555)
    Class H (559,105 and 510,063 shares)....................      (9,232,305)     (11,063,331)
                                                               -------------    -------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........      48,129,723       53,389,415
                                                               -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    (226,916,894)      98,567,793
NET ASSETS:
  Beginning of year.........................................     721,439,804      622,872,011
                                                               -------------    -------------
  End of year...............................................   $ 494,522,910    $ 721,439,804
                                                               =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH FUND
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                                YEAR ENDED       YEAR ENDED
                                                              AUGUST 31, 2001  AUGUST 31, 2000
                                                              ---------------  ---------------
OPERATIONS:
  Net investment loss.......................................  $   (5,122,747)  $   (7,261,711)
  Net realized gain on investments..........................       7,447,143      329,645,180
  Net change in unrealized appreciation or depreciation on
    investments.............................................    (599,631,951)     404,353,903
                                                              --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    (597,307,555)     726,737,372
                                                              --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.................................................    (224,717,243)    (161,527,542)
    Class B.................................................      (9,276,639)      (4,775,505)
    Class C.................................................      (2,250,889)      (1,113,135)
    Class H.................................................     (19,977,922)     (11,826,752)
    Class Z.................................................     (42,781,870)     (23,575,253)
                                                              --------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................    (299,004,563)    (202,818,187)
                                                              --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,917,541 and 2,190,248 shares)................      54,171,918       81,678,696
    Class B (401,082 and 291,506 shares)....................      10,726,636       10,512,447
    Class C (111,029 and 95,125 shares).....................       3,029,701        3,396,384
    Class H (575,745 and 508,973 shares)....................      14,842,225       18,092,803
    Class Z (504,437 and 1,406,751 shares)..................      15,064,120       56,652,942
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (7,400,276 and 5,123,068 shares)................     215,125,955      150,002,846
    Class B (345,864 and 171,340 shares)....................       9,134,261        4,698,153
    Class C (84,649 and 40,027 shares)......................       2,236,423        1,097,537
    Class H (746,801 and 425,701 shares)....................      19,752,900       11,681,176
    Class Z (1,394,392 and 763,543 shares)..................      41,594,721       22,753,587
  Less cost of repurchase of shares
    Class A (4,246,192 and 4,675,256 shares)................    (112,671,173)    (172,622,113)
    Class B (219,094 and 132,147 shares)....................      (5,300,079)      (4,627,149)
    Class C (88,767 and 48,720 shares)......................      (2,060,895)      (1,623,319)
    Class H (463,854 and 360,901 shares)....................     (11,547,282)     (12,695,963)
    Class Z (1,935,115 and 1,006,314 shares)................     (52,524,212)     (36,361,483)
                                                              --------------   --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........     201,575,219      132,636,544
                                                              --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    (694,736,899)     656,555,729
NET ASSETS:
  Beginning of year.........................................   1,585,797,635      929,241,906
                                                              --------------   --------------
  End of year...............................................  $  891,060,736   $1,585,797,635
                                                              ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                                YEAR ENDED       YEAR ENDED
                                                              AUGUST 31, 2001  AUGUST 31, 2000
                                                              ---------------  ---------------
OPERATIONS:
  Net investment loss.......................................   $  (1,876,730)   $  (3,347,592)
  Net realized gain (loss) on investments...................     (63,535,507)     106,755,209
  Net change in unrealized appreciation or depreciation of
    investments.............................................    (144,795,298)     106,092,605
                                                               -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    (210,207,535)     209,500,222
                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.................................................     (67,342,659)     (43,866,932)
    Class B.................................................      (9,154,760)      (3,478,903)
    Class C.................................................      (3,305,121)      (1,168,415)
    Class H.................................................     (11,624,137)      (6,295,778)
                                                               -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................     (91,426,677)     (54,810,028)
                                                               -------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,538,826 and 1,707,007 shares)................      44,058,090       87,494,320
    Class B (283,456 and 337,973 shares)....................       8,493,204       16,971,885
    Class C (108,481 and 205,148 shares)....................       3,271,358        9,771,866
    Class H (269,878 and 274,933 shares)....................       7,860,463       13,692,953
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (2,034,928 and 1,155,915 shares)................      65,137,968       42,606,677
    Class B (300,470 and 97,519 shares).....................       8,980,569        3,443,402
    Class C (109,113 and 33,023 shares).....................       3,265,752        1,167,364
    Class H (381,286 and 174,093 shares)....................      11,411,953        6,154,196
  Less cost of repurchase of shares
    Class A (2,268,000 and 1,750,223 shares)................     (62,609,616)     (84,515,959)
    Class B (208,450 and 99,482 shares).....................      (5,379,949)      (4,957,119)
    Class C (97,226 and 93,762 shares)......................      (2,604,733)      (4,113,157)
    Class H (209,745 and 167,054 shares)....................      (5,654,438)      (8,114,751)
                                                               -------------    -------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........      76,230,621       79,601,677
                                                               -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    (225,403,591)     234,291,871
NET ASSETS:
  Beginning of year.........................................     417,429,777      183,137,906
                                                               -------------    -------------
  End of year...............................................   $ 192,026,186    $ 417,429,777
                                                               =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Notes to Financial Statements

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1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds or portfolios (the funds) are open-end, diversified management investment companies, each of which have different investment objectives and their own investment portfolios and net asset values. Asset Allocation and Capital Appreciation Portfolios are funds within Fortis Advantage Portfolios, Inc. ("Fortis Advantage"), Fortis Value Fund, Fortis Growth & Income Fund and Fortis Capital Fund are funds within Fortis Equity Portfolios, Inc. ("Fortis Equity") and Fortis Growth Fund is a fund within Fortis Growth Fund, Inc. The investment objectives of each fund are as follows:

   - The objective of the Fortis Asset Allocation Portfolio is maximum total return on invested capital, to be derived mainly from capital appreciation, dividends and interest.

   - The objective of the Fortis Value Fund is short and long-term capital appreciation. Current income is only a secondary objective. The portfolio invests primarily in equity securities and selects stocks based on a concept of fundamental value.

   - The objective of the Fortis Growth & Income Fund is capital appreciation and current income. The fund invests primarily in equity securities that provide an income component.

   - The objective of the Fortis Capital Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of the Fortis Growth Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of the Fortis Capital Appreciation Portfolio is maximum long-term capital appreciation. Dividend and interest income from investments, if any, is incidental.

   The Articles of Incorporation of Fortis Advantage and Fortis Equity permits the Board of Directors to create additional funds in the future.

   The Fortis Advantage Portfolios, Fortis Equity Portfolios and Fortis Growth Fund offer Class A, Class B, Class C and Class H shares. Fortis Growth Fund and Fortis Asset Allocation Portfolio also offer Class Z shares.
   Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to contingent deferred sales charge for one year. Class Z shares are sold without a front-end sales charge or a contingent deferred sales charge and have no distribution fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Asset Allocation Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of August 31, 2001, there were no when-issued securities held by the fund.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. The funds investing in fixed income securities amortize original issue discount, long-term bond premium, and market discount.

   For the year ended August 31, 2001, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                                       Cost of           Proceeds
                                                      Purchases         from Sales
   ---------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $  325,288,204    $  345,093,091
   Value Fund...................................        91,993,679        98,748,053
   Growth & Income Fund.........................        59,165,358        59,470,208
   Capital Fund.................................       941,785,071       997,857,981
   Growth Fund..................................     2,140,385,514     2,177,179,332
   Capital Appreciation Portfolio...............       375,164,152       382,902,541

   LENDING OF PORTFOLIO SECURITIES: At August 31, 2001, securities were on loan to brokers from the funds. For collateral, the funds' custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than

--------------------------------------------------------------------------------
   amounts required to be returned to the borrowers. Value of securities on loan, collateral, and fee income from securities lending were as follows for the year ended August 31, 2001:

                                                                                      Fee Income
                                                                                     For the Year
                                                     Securities                          Ended
                                                      On Loan        Collateral     August 31, 2001
   ------------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $ 20,505,422    $ 21,479,713       $ 54,551
   Value Fund...................................              --              --          6,044
   Growth & Income Fund.........................              --              --          3,004
   Capital Fund.................................     127,302,371     137,079,261        174,773
   Growth Fund..................................     166,490,106     181,689,698        169,985
   Capital Appreciation Portfolio...............      42,939,506      46,592,022        251,316

   FEDERAL TAXES: The funds intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each fund is a single taxable entity.

   On a calendar year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the wash sale transactions. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, such as distributions upon redemption and net operating losses, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to increase paid-in-capital by the following:

                                                    Undistributed                        Accumulated
                                                    Net Investment                          Gains
                                                        Income        Paid-in-Capital     or Losses
   -------------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................      $       --        $  (374,937)      $ 374,937
   Value Fund...................................         176,631            355,247        (531,878)
   Growth & Income Fund.........................          48,430            266,086        (314,516)
   Capital Fund.................................       1,649,763         (1,633,648)        (16,115)
   Growth Fund..................................       5,122,747         (4,366,513)       (756,234)
   Capital Appreciation Portfolio...............       1,876,730         (1,227,925)       (648,805)

   For federal income tax purposes the Asset Allocation Portfolio had capital loss carryover of $2,709,950, the Capital Fund had $7,099,601 and the Capital Appreciation Portfolio had $68,190,755 at August 31, 2001, which, if not offset by subsequent capital gains, will expire in 2002 through 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of Fortis Asset Allocation Portfolio to pay quarterly distributions from net investment income; and pay annual distributions from net investment income, if any, for Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Portfolio. Distributions of net realized capital gains, if any, are made annually by each fund. The distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the fund at net asset value without any charge to the shareholder.

   For federal income tax purposes the funds may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

   The Value, Growth & Income, Growth and Capital Appreciation Funds elected to use equalization debits in the amounts of $355,247, $303,020, $746,786 and $326,301, respectively.

   ILLIQUID SECURITIES: At August 31, 2001, investments in securities for the Asset Allocation Portfolio included issues that are illiquid. The funds currently limit investments in illiquid securities to 15% of net assets; at market value, at the date of purchase. The aggregate value of such securities at August 31, 2001, was $516,177 in the Asset Allocation Portfolio which represents .22% of net assets. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including Asset Allocation Portfolio, Value Fund, Growth & Income Fund, Capital Fund, Growth Fund and Capital Appreciation Portfolio have a revolving credit agreement with U.S. Bank Minnesota N.A., whereby the funds are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement enables the funds to participate with other Fortis Funds and permits borrowings up to $50 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers' option of: the reserve-adjusted LIBOR plus a "margin" of 20 basis points; or the Federal Funds rate plus a "margin" of 45 basis points. Each fund pays a commitment fee

FORTIS STOCK FUNDS

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   equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Capital and Growth Funds utilized the credit facility during the year ended August 31, 2001 for 1 and 6 days, respectively and borrowed an average of $700,000 and $7,000,000, respectively on each day.

   FUTURES TRANSACTIONS: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investment in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the Board of Trade on which the contract is traded and is subject to change. Contracts open as of August 31, 2001, and their related unrealized market appreciation (depreciation) are set forth in the Notes to the Schedule of Investments.

   OPTIONS TRANSACTIONS: Certain funds may write covered call and secured put options, and purchase and sell put and call options on securities written by others in order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investments. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

   Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Value Fund and Growth & Income Fund contracts and premium amounts associated with options contracts written are as follows:

                                                           For the year ended August 31, 2001
                                                    ------------------------------------------------
                                                             Puts                     Calls
                                                    ----------------------    ----------------------
                    Value Fund                      Contracts     Premium     Contracts     Premium
   -------------------------------------------------------------------------------------------------
   Balance Aug 31, 2000.........................           --    $      --           --    $      --
   Opened.......................................          613      218,259        1,637      750,864
   Closed.......................................         (536)    (184,584)      (1,637)    (750,864)
   Exercised....................................          (44)     (16,449)          --           --
   Expired......................................          (33)     (17,226)          --           --
                                                    ---------    ---------    ---------    ---------
       Balance Aug 31, 2001.....................           --    $      --           --    $      --
                                                    ---------    ---------    ---------    ---------

                                                         For the year ended August 31, 2001
                                                    --------------------------------------------
                                                            Puts                   Calls
                                                    --------------------    --------------------
               Growth & Income Fund                 Contracts    Premium    Contracts    Premium
   ---------------------------------------------------------------------------------------------
   Balance Aug 31, 2000.........................         --      $   --          --      $   --
   Opened.......................................         --          --          60       7,020
   Closed.......................................         --          --          --          --
   Exercised....................................         --          --          --          --
   Expired......................................         --          --          --          --
                                                     ------      ------      ------      ------
       Balance Aug 31, 2001.....................         --      $   --          60      $7,020
                                                     ------      ------      ------      ------

   NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for the fiscal years beginning after December 15, 2000. The revised guide is not expected to have a significant impact on the funds' financial position, statements of operations, changes in net assets and financial highlights.

2. PAYMENTS TO RELATED PARTIES: Hartford Investment Financial Services Company ("HIFSCO") (See Note 3) is the investment adviser for each fund. Investment advisory and management fees are computed for each of the funds at an annual rate of 1.00% of the first $100 million of average daily net assets, .80% for the next $150 million, and .70% for average daily net assets over $250 million.

   In addition to the investment advisory and management fee, Classes A, B, C, and H pay Woodbury Financial Services, Inc., ("WFS") formerly Fortis Investors, Inc. (the principal underwriter) distribution fees equal to .45% of average daily net assets for Class A for each of Asset Allocation and Capital Appreciation Portfolios and .25% of average daily net assets for Class A for each of Value Fund, Growth & Income Fund, Capital Fund, and Growth Fund and 1.00% of average daily net assets for Classes B, C, and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. WFS also received sales charges (paid by purchasers or redeemers of the funds' shares) as follows:

                                                     Class A      Class B    Class C    Class H
   --------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $  440,027    $45,045    $6,399     $77,451
   Value Fund...................................       157,612     11,705       918      22,076
   Growth & Income Fund.........................        63,454     17,567       492      14,508
   Capital Fund.................................       586,944     44,124     2,886      77,544
   Growth Fund..................................     1,164,963     35,287     2,575      89,902
   Capital Appreciation Portfolio...............       586,132     41,603     3,637      38,659

--------------------------------------------------------------------------------

   As adviser for the Fortis Stock Funds, Hartford Financial Services Company has retained Wellington Management Company, LLP ("Wellington") to provide investment advice and, in general, to conduct the management investment program of the fund, subject to the general control of HIFSCO and Board of Directors of the Stock Funds. Pursuant to the sub-advisory agreements, Wellington will regularly provide the funds with investment research, advice and supervision and furnish continuously an investment program consistent with the funds' investment objectives and policies, including the purchase, retention and disposition of securities.

   For the year ended August 31, 2001, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

                                                    Amount
   --------------------------------------------------------
   Asset Allocation Portfolio...................    $ 6,000
   Value Fund...................................        750
   Growth & Income Fund.........................      1,000
   Capital Fund.................................     15,000
   Growth Fund..................................     33,279
   Capital Appreciation.........................      6,600

3. HARTFORD LIFE ACQUISITION: On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company. The Hartford is a leading insurance and financial services company with over $165 billion in assets. Prior to the acquisition, Fortis Advisers served as the investment adviser to the funds and Fortis Investors served as the principal underwriter to the funds. HIFSCO, a wholly owned indirect subsidiary of The Hartford, is now the investment adviser to the funds. As a result of the acquisition, HIFSCO and Wellington Management Company, LLP became (with approval by the funds' Board of Directors), the interim investment adviser to the funds and interim investment sub-adviser to the funds, respectively. Shareholders of record on April 12, 2001 then approved a definitive investment advisory agreement with HIFSCO and a definitive investment sub-advisory agreement with Wellington at a special meeting of the fund's shareholders held on May 31, 2001. Hartford Administrative Services Company, formerly Fortis Advisers, serves as transfer agent and dividend agent to the funds. Woodbury Financial Services, Inc., formerly Fortis Investors, Inc., acts as principal underwriter to the funds.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Funds was as follows:

                                                                 Class A
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
ASSET ALLOCATION PORTFOLIO                   2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 18.70    $ 18.43    $ 16.91    $ 18.98    $  16.48
                                           --------   --------   --------   --------   --------

Operations:
  Investment income - net...............       .33        .37        .30        .39         .39
  Net realized and unrealized gain
    (loss) on investments...............     (2.96)      3.30       3.47        .13        3.47
                                           --------   --------   --------   --------   --------
Total from operations...................     (2.63)      3.67       3.77        .52        3.86
                                           --------   --------   --------   --------   --------

Distributions to shareholders:
  From investment income - net..........      (.34)      (.37)      (.29)      (.41)       (.41)
  From net realized gains on
    investments.........................     (1.24)     (3.03)     (1.96)     (2.18)       (.95)
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....     (1.58)     (3.40)     (2.25)     (2.59)      (1.36)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $ 14.49    $ 18.70    $ 18.43    $ 16.91    $  18.98
                                           --------   --------   --------   --------   --------
Total Return @..........................    (14.73%)    21.45%     22.96%      2.71%      24.62%
Net assets end of year (000s omitted)...   $158,108   $205,678   $177,794   $151,920   $156,734
Ratio of expenses to average daily net
  assets................................      1.40%      1.39%      1.42%      1.44%       1.48%
Ratio of net investment income (loss) to
  average daily net assets..............      2.02%      2.00%      1.60%      2.07%       2.22%
Portfolio turnover rate.................       127%       153%       159%       104%        109%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                              Class B
                                           ---------------------------------------------
                                                       Year Ended August 31,
                                           ---------------------------------------------
ASSET ALLOCATION PORTFOLIO                  2001      2000      1999      1998     1997
----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $18.55    $18.30    $16.80    $18.87   $16.40
                                           -------   -------   -------   ------   ------

Operations:
  Investment income - net...............      .23       .27       .19      .29       .27
  Net realized and unrealized gain
    (loss) on investments...............    (2.93)     3.28      3.46      .13      3.47
                                           -------   -------   -------   ------   ------
Total from operations...................    (2.70)     3.55      3.65      .42      3.74
                                           -------   -------   -------   ------   ------

Distributions to shareholders:
  From investment income - net..........     (.25)     (.27)     (.19)    (.31)     (.32)
  From net realized gains on
    investments.........................    (1.24)    (3.03)    (1.96)   (2.18)     (.95)
                                           -------   -------   -------   ------   ------
Total distributions to shareholders.....    (1.49)    (3.30)    (2.15)   (2.49)    (1.27)
                                           -------   -------   -------   ------   ------
Net asset value, end of year............   $14.36    $18.55    $18.30    $16.80   $18.87
                                           -------   -------   -------   ------   ------
Total Return @..........................   (15.22%)   20.84%    22.32%    2.14%    23.92%
Net assets end of year (000s omitted)...   $23,934   $26,356   $17,408   $9,928   $7,462
Ratio of expenses to average daily net
  assets................................     1.95%     1.94%     1.97%    1.99%     2.03%
Ratio of net investment income (loss) to
  average daily net assets..............     1.47%     1.45%     1.05%    1.50%     1.67%
Portfolio turnover rate.................      127%      153%      159%     104%      109%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                              Class C
                                           ---------------------------------------------
                                                       Year Ended August 31,
                                           ---------------------------------------------
ASSET ALLOCATION PORTFOLIO                  2001      2000      1999      1998     1997
----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $18.45    $18.22    $16.74    $18.81   $16.35
                                           -------   -------   -------   ------   ------

Operations:
  Investment income - net...............      .24       .27       .19      .29       .26
  Net realized and unrealized gain
    (loss) on investments...............    (2.92)     3.26      3.44      .13      3.47
                                           -------   -------   -------   ------   ------
Total from operations...................    (2.68)     3.53      3.63      .42      3.73
                                           -------   -------   -------   ------   ------

Distributions to shareholders:
  From investment income - net..........     (.25)     (.27)     (.19)    (.31)     (.32)
  From net realized gains on
    investments.........................    (1.24)    (3.03)    (1.96)   (2.18)     (.95)
                                           -------   -------   -------   ------   ------
Total distributions to shareholders.....    (1.49)    (3.30)    (2.15)   (2.49)    (1.27)
                                           -------   -------   -------   ------   ------
Net asset value, end of year............   $14.28    $18.45    $18.22    $16.74   $18.81
                                           -------   -------   -------   ------   ------
Total Return @..........................   (15.20%)   20.81%    22.27%    2.15%    23.93%
Net assets end of year (000s omitted)...   $11,137   $14,940   $10,259   $5,831   $4,789
Ratio of expenses to average daily net
  assets................................     1.95%     1.94%     1.97%    1.99%     2.03%
Ratio of net investment income (loss) to
  average daily net assets..............     1.47%     1.45%     1.05%    1.51%     1.67%
Portfolio turnover rate.................      127%      153%      159%     104%      109%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                               Class H                                Class Z
                                           -----------------------------------------------   -------------------------
                                                        Year Ended August 31,                  Year Ended August 31,
                                           -----------------------------------------------   -------------------------
ASSET ALLOCATION PORTFOLIO                  2001      2000      1999      1998      1997      2001      2000    1999+
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $18.53    $18.29    $16.79    $18.86    $16.39    $18.71    $18.44   $19.05
                                           -------   -------   -------   -------   -------   -------   ------   ------

Operations:
  Investment income - net...............      .24       .27       .19       .29       .27       .40      .46       .07
  Net realized and unrealized gain
    (loss) on investments...............    (2.93)     3.27      3.46       .13      3.47     (2.96)    3.30      (.68)
                                           -------   -------   -------   -------   -------   -------   ------   ------
Total from operations...................    (2.69)     3.54      3.65       .42      3.74     (2.56)    3.76      (.61)
                                           -------   -------   -------   -------   -------   -------   ------   ------

Distributions to shareholders:
  From investment income - net..........     (.25)     (.27)     (.19)     (.31)     (.32)     (.42)    (.46)       --
  From net realized gains on
    investments.........................    (1.24)    (3.03)    (1.96)    (2.18)     (.95)    (1.24)   (3.03)       --
                                           -------   -------   -------   -------   -------   -------   ------   ------
Total distributions to shareholders.....    (1.49)    (3.30)    (2.15)    (2.49)    (1.27)    (1.66)   (3.49)       --
                                           -------   -------   -------   -------   -------   -------   ------   ------
Net asset value, end of year............   $14.35    $18.53    $18.29    $16.79    $18.86    $14.49    $18.71   $18.44
                                           -------   -------   -------   -------   -------   -------   ------   ------
Total Return @..........................   (15.18%)   20.78%    22.32%     2.15%    23.93%   (14.38%)  21.99%    (3.20%)
Net assets end of year (000s omitted)...   $37,879   $44,165   $34,207   $22,979   $17,142   $2,414    $2,353   $  817
Ratio of expenses to average daily net
  assets................................     1.95%     1.94%     1.97%     1.99%     2.03%      .95%     .94%      .97%*
Ratio of net investment income (loss) to
  average daily net assets..............     1.47%     1.45%     1.05%     1.50%     1.67%     2.47%    2.45%     2.05%*
Portfolio turnover rate.................      127%      153%      159%      104%      109%      127%     153%      159%

*      Annualized.
+ For the period from July 27, 1999 (initial offering of shares) to August 31, 1999.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                               Class A
                                           -----------------------------------------------
                                                        Year Ended August 31,
                                           -----------------------------------------------
VALUE FUND                                  2001      2000      1999      1998      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $14.30    $13.28    $11.85    $13.51    $ 10.75
                                           -------   -------   -------   -------   -------

Operations:
  Investment income - net...............      .03       .01       .05       .09        .09
  Net realized and unrealized gain
    (loss) on investments...............      .31      1.94      2.73      (.30)      2.94
                                           -------   -------   -------   -------   -------
Total from operations...................      .34      1.95      2.78      (.21)      3.03
                                           -------   -------   -------   -------   -------

Distributions to shareholders:
  From investment income - net..........     (.02)       --      (.05)     (.09)      (.06)
  From net realized gains on
    investments.........................    (1.32)     (.93)    (1.30)    (1.36)      (.21)
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....    (1.34)     (.93)    (1.35)    (1.45)      (.27)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $13.30    $14.30    $13.28    $11.85    $ 13.51
                                           -------   -------   -------   -------   -------
Total Return @..........................     2.29%    15.76%    24.10%    (2.52%)    28.66%
Net assets end of year (000s omitted)...   $30,480   $39,975   $34,302   $22,449   $21,855
Ratio of expenses to average daily net
  assets................................     1.41%     1.42%     1.48%     1.52%      1.59%
Ratio of net investment income to
  average daily net assets..............      .05%      .14%      .32%      .55%       .72%
Portfolio turnover rate.................      177%      228%      266%      260%        93%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                            Class B
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE FUND                                  2001     2000     1999     1998     1997
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $13.94   $13.06   $11.71   $13.39   $10.70
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.07)    (.08)    (.08)    (.02)     (.01)
  Net realized and unrealized gain
    (loss) on investments...............     .30     1.89     2.73     (.30)     2.94
                                           ------   ------   ------   ------   ------
Total from operations...................     .23     1.81     2.65     (.32)     2.93
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --       --       --       --      (.03)
  From net realized gains on
    investments.........................   (1.32)    (.93)   (1.30)   (1.36)     (.21)
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.32)    (.93)   (1.30)   (1.36)     (.24)
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $12.85   $13.94   $13.06   $11.71   $13.39
                                           ------   ------   ------   ------   ------
Total Return @..........................    1.53%   14.90%   23.20%   (3.33%)   27.75%
Net assets end of year (000s omitted)...   $9,668   $7,633   $6,662   $4,794   $2,480
Ratio of expenses to average daily net
  assets................................    2.16%    2.17%    2.23%    2.27%     2.34%
Ratio of net investment income (loss) to
  average daily net assets..............    (.70%)   (.61%)   (.43%)   (.20%)    (.04%)
Portfolio turnover rate.................     177%     228%     266%     260%       93%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                            Class C
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE FUND                                  2001     2000     1999     1998     1997
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $13.95   $13.07   $11.72   $13.39   $10.70
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.07)    (.08)    (.08)    (.01)     (.01)
  Net realized and unrealized gain
    (loss) on investments...............     .30     1.89     2.73     (.30)     2.94
                                           ------   ------   ------   ------   ------
Total from operations...................     .23     1.81     2.65     (.31)     2.93
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --       --       --       --      (.03)
  From net realized gains on
    investments.........................   (1.32)    (.93)   (1.30)   (1.36)     (.21)
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.32)    (.93)   (1.30)   (1.36)     (.24)
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $12.86   $13.95   $13.07   $11.72   $13.39
                                           ------   ------   ------   ------   ------
Total Return @..........................    1.53%   14.90%   23.18%   (3.24%)   27.75%
Net assets end of year (000s omitted)...   $2,935   $2,662   $2,486   $1,991   $1,002
Ratio of expenses to average daily net
  assets................................    2.16%    2.17%    2.23%    2.27%     2.34%
Ratio of net investment income (loss) to
  average daily net assets..............    (.70%)   (.61%)   (.43%)   (.20%)    (.04%)
Portfolio turnover rate.................     177%     228%     266%     260%       93%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                            Class H
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE FUND                                  2001     2000     1999     1998     1997
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $13.95   $13.07   $11.72   $13.39   $10.70
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.07)    (.08)    (.08)    (.01)     (.01)
  Net realized and unrealized gain
    (loss) on investments...............     .30     1.89     2.73     (.30)     2.94
                                           ------   ------   ------   ------   ------
Total from operations...................     .23     1.81     2.65     (.31)     2.93
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --       --       --       --      (.03)
  From net realized gains on
    investments.........................   (1.32)    (.93)   (1.30)   (1.36)     (.21)
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.32)    (.93)   (1.30)   (1.36)     (.24)
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $12.86   $13.95   $13.07   $11.72   $13.39
                                           ------   ------   ------   ------   ------
Total Return @..........................    1.53%   14.90%   23.18%   (3.24%)   27.75%
Net assets end of year (000s omitted)...   $8,967   $8,796   $8,045   $7,016   $4,896
Ratio of expenses to average daily net
  assets................................    2.16%    2.17%    2.23%    2.27%     2.34%
Ratio of net investment income (loss) to
  average daily net assets..............    (.70%)   (.61%)   (.43%)   (.20%)    (.04%)
Portfolio turnover rate.................     177%     228%     266%     260%       93%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                               Class A
                                           -----------------------------------------------
                                                        Year Ended August 31,
                                           -----------------------------------------------
GROWTH AND INCOME FUND                      2001      2000      1999      1998      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $16.96    $14.83    $13.20    $13.06    $ 10.35
                                           -------   -------   -------   -------   -------

Operations:
  Investment income - net...............      .02       .08       .17       .32        .20
  Net realized and unrealized gain
    (loss) on investments...............    (2.20)     2.37      2.03       .07       2.77
                                           -------   -------   -------   -------   -------
Total from operations...................    (2.18)     2.45      2.20       .39       2.97
                                           -------   -------   -------   -------   -------

Distributions to shareholders:
  From investment income - net..........     (.04)     (.07)     (.18)     (.24)      (.16)
  From net realized gains on
    investments.........................    (1.05)     (.25)     (.39)     (.01)      (.10)
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....    (1.09)     (.32)     (.57)     (.25)      (.26)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $13.69    $16.96    $14.83    $13.20    $ 13.06
                                           -------   -------   -------   -------   -------
Total Return @..........................   (13.50%)   16.73%    16.84%     2.81%     29.00%
Net assets end of year (000s omitted)...   $21,512   $25,903   $26,100   $20,994   $13,907
Ratio of expenses to average daily net
  assets................................     1.46%     1.45%     1.44%     1.55%      1.75%
Ratio of net investment income (loss) to
  average daily net assets..............      .19%      .56%     1.18%     1.71%      1.68%
Portfolio turnover rate.................      147%      112%       65%       20%        15%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                             Class B
                                           -------------------------------------------
                                                      Year Ended August 31,
                                           -------------------------------------------
GROWTH AND INCOME FUND                      2001      2000     1999     1998     1997
--------------------------------------------------------------------------------------
Net asset value, beginning of year......   $16.82    $14.77   $13.16   $13.03   $10.32
                                           -------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.09)    (.03)     .07      .20       .11
  Net realized and unrealized gain
    (loss) on investments...............    (2.17)    2.34     2.03      .07      2.77
                                           -------   ------   ------   ------   ------
Total from operations...................    (2.26)    2.31     2.10      .27      2.88
                                           -------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........       --     (.01)    (.10)    (.13)     (.07)
  From net realized gains on
    investments.........................    (1.05)    (.25)    (.39)    (.01)     (.10)
                                           -------   ------   ------   ------   ------
Total distributions to shareholders.....    (1.05)    (.26)    (.49)    (.14)     (.17)
                                           -------   ------   ------   ------   ------
Net asset value, end of year............   $13.51    $16.82   $14.77   $13.16   $13.03
                                           -------   ------   ------   ------   ------
Total Return @..........................   (14.11%)  15.79%   16.08%    1.99%    28.16%
Net assets end of year (000s omitted)...   $7,309    $8,376   $7,168   $5,159   $2,306
Ratio of expenses to average daily net
  assets................................     2.21%    2.20%    2.19%    2.30%     2.50%
Ratio of net investment income (loss) to
  average daily net assets..............     (.56%)   (.19%)    .41%     .96%      .92%
Portfolio turnover rate.................      147%     112%      65%      20%       15%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                             Class C
                                           -------------------------------------------
                                                      Year Ended August 31,
                                           -------------------------------------------
GROWTH AND INCOME FUND                      2001      2000     1999     1998     1997
--------------------------------------------------------------------------------------
Net asset value, beginning of year......   $16.82    $14.76   $13.16   $13.03   $10.33
                                           -------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.09)    (.03)     .06      .20       .10
  Net realized and unrealized gain
    (loss) on investments...............    (2.17)    2.35     2.03      .07      2.77
                                           -------   ------   ------   ------   ------
Total from operations...................    (2.26)    2.32     2.09      .27      2.87
                                           -------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........       --     (.01)    (.10)    (.13)     (.07)
  From net realized gains on
    investments.........................    (1.05)    (.25)    (.39)    (.01)     (.10)
                                           -------   ------   ------   ------   ------
Total distributions to shareholders.....    (1.05)    (.26)    (.49)    (.14)     (.17)
                                           -------   ------   ------   ------   ------
Net asset value, end of year............   $13.51    $16.82   $14.76   $13.16   $13.03
                                           -------   ------   ------   ------   ------
Total Return @..........................   (14.11%)  15.87%   16.00%    1.99%    28.03%
Net assets end of year (000s omitted)...   $2,105    $2,583   $2,445   $2,217   $1,290
Ratio of expenses to average daily net
  assets................................     2.21%    2.20%    2.19%    2.30%     2.50%
Ratio of net investment income (loss) to
  average daily net assets..............     (.56%)   (.19%)    .41%     .96%      .94%
Portfolio turnover rate.................      147%     112%      65%      20%       15%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                             Class H
                                           -------------------------------------------
                                                      Year Ended August 31,
                                           -------------------------------------------
GROWTH AND INCOME FUND                      2001      2000     1999     1998     1997
--------------------------------------------------------------------------------------
Net asset value, beginning of year......   $16.82    $14.76   $13.16   $13.03   $10.33
                                           -------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.09)    (.03)     .06      .20       .10
  Net realized and unrealized gain
    (loss) on investments...............    (2.17)    2.35     2.03      .07      2.77
                                           -------   ------   ------   ------   ------
Total from operations...................    (2.26)    2.32     2.09      .27      2.87
                                           -------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........       --     (.01)    (.10)    (.13)     (.07)
  From net realized gains on
    investments.........................    (1.05)    (.25)    (.39)    (.01)     (.10)
                                           -------   ------   ------   ------   ------
Total distributions to shareholders.....    (1.05)    (.26)    (.49)    (.14)     (.17)
                                           -------   ------   ------   ------   ------
Net asset value, end of year............   $13.51    $16.82   $14.76   $13.16   $13.03
                                           -------   ------   ------   ------   ------
Total Return @..........................   (14.11%)  15.87%   16.00%    1.99%    28.03%
Net assets end of year (000s omitted)...   $5,492    $7,239   $7,245   $6,306   $5,085
Ratio of expenses to average daily net
  assets................................     2.21%    2.20%    2.19%    2.30%     2.50%
Ratio of net investment income (loss) to
  average daily net assets..............     (.56%)   (.19%)    .41%     .96%      .93%
Portfolio turnover rate.................      147%     112%      65%      20%       15%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                 Class A
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
CAPITAL FUND                                 2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 23.85    $ 22.81    $ 22.37    $ 26.13    $  21.89
                                           --------   --------   --------   --------   --------

Operations:
  Investment income (loss) - net........      (.05)      (.08)      (.03)      (.08)       (.08)
  Net realized and unrealized gain
    (loss) on investments...............     (5.39)      6.47       6.73        .38        7.06
                                           --------   --------   --------   --------   --------
Total from operations...................     (5.44)      6.39       6.70        .30        6.98
                                           --------   --------   --------   --------   --------

Distributions to shareholders:
  From investment income - net..........        --         --         --         --        (.01)
  From net realized gains on
    investments.........................     (3.32)     (5.35)     (6.26)     (4.06)      (2.73)
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....     (3.32)     (5.35)     (6.26)     (4.06)      (2.74)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $ 15.09    $ 23.85    $ 22.81    $ 22.37    $  26.13
                                           --------   --------   --------   --------   --------
Total Return @..........................    (25.08%)    32.70%     37.88%      1.56%      34.57%
Net assets end of year (000s omitted)...   $416,544   $615,473   $551,551   $312,582   $340,949
Ratio of expenses to average daily net
  assets................................      1.08%      1.07%      1.10%      1.13%       1.18%
Ratio of net investment income (loss) to
  average daily net assets..............      (.16%)     (.29%)     (.08%)     (.28%)      (.33%)
Portfolio turnover rate.................       161%       165%       177%        71%         43%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                              Class B
                                           ---------------------------------------------
                                                       Year Ended August 31,
                                           ---------------------------------------------
CAPITAL FUND                                2001      2000      1999      1998     1997
----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $22.27    $21.77    $21.73    $25.67   $21.69
                                           -------   -------   -------   ------   ------

Operations:
  Investment income (loss) - net........     (.21)     (.62)     (.43)    (.26)     (.35)
  Net realized and unrealized gain
    (loss) on investments...............    (4.93)     6.47      6.73      .38      7.06
                                           -------   -------   -------   ------   ------
Total from operations...................    (5.14)     5.85      6.30      .12      6.71
                                           -------   -------   -------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (3.32)    (5.35)    (6.26)   (4.06)    (2.73)
                                           -------   -------   -------   ------   ------
Net asset value, end of year............   $13.81    $22.27    $21.77    $21.73   $25.67
                                           -------   -------   -------   ------   ------
Total Return @..........................   (25.58%)   31.59%    36.94%     .80%    33.55%
Net assets end of year (000s omitted)...   $29,777   $38,264   $24,847   $9,339   $7,284
Ratio of expenses to average daily net
  assets................................     1.83%     1.82%     1.85%    1.88%     1.93%
Ratio of net investment income (loss) to
  average daily net assets..............     (.91%)   (1.04%)    (.83%)  (1.03%)   (1.08%)
Portfolio turnover rate.................      161%      165%      177%      71%       43%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                             Class C
                                           --------------------------------------------
                                                      Year Ended August 31,
                                           --------------------------------------------
CAPITAL FUND                                2001      2000      1999     1998     1997
---------------------------------------------------------------------------------------
Net asset value, beginning of year......   $22.27    $21.76    $21.73   $25.68   $21.68
                                           -------   -------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.21)     (.62)    (.44)    (.27)     (.33)
  Net realized and unrealized gain
    (loss) on investments...............    (4.93)     6.48     6.73      .38      7.06
                                           -------   -------   ------   ------   ------
Total from operations...................    (5.14)     5.86     6.29      .11      6.73
                                           -------   -------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (3.32)    (5.35)   (6.26)   (4.06)    (2.73)
                                           -------   -------   ------   ------   ------
Net asset value, end of year............   $13.81    $22.27    $21.76   $21.73   $25.68
                                           -------   -------   ------   ------   ------
Total Return @..........................   (25.58%)   31.66%   36.87%     .76%    33.68%
Net assets end of year (000s omitted)...   $7,557    $10,932   $5,715   $2,453   $1,432
Ratio of expenses to average daily net
  assets................................     1.83%     1.82%    1.85%    1.88%     1.93%
Ratio of net investment income (loss) to
  average daily net assets..............     (.91%)   (1.04%)   (.83%)  (1.03%)   (1.08%)
Portfolio turnover rate.................      161%      165%     177%      71%       43%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                               Class H
                                           -----------------------------------------------
                                                        Year Ended August 31,
                                           -----------------------------------------------
CAPITAL FUND                                2001      2000      1999      1998      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $22.30    $21.78    $21.74    $25.68    $ 21.69
                                           -------   -------   -------   -------   -------

Operations:
  Investment income (loss) - net........     (.21)     (.62)     (.43)     (.26)      (.34)
  Net realized and unrealized gain
    (loss) on investments...............    (4.94)     6.49      6.73       .38       7.06
                                           -------   -------   -------   -------   -------
Total from operations...................    (5.15)     5.87      6.30       .12       6.72
                                           -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (3.32)    (5.35)    (6.26)    (4.06)     (2.73)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $13.83    $22.30    $21.78    $21.74    $ 25.68
                                           -------   -------   -------   -------   -------
Total Return @..........................   (25.59%)   31.68%    36.91%      .80%     33.61%
Net assets end of year (000s omitted)...   $40,645   $56,771   $40,760   $16,987   $14,468
Ratio of expenses to average daily net
  assets................................     1.83%     1.82%     1.85%     1.88%      1.93%
Ratio of net investment income (loss) to
  average daily net assets..............     (.91%)   (1.04%)    (.83%)   (1.03%)    (1.06%)
Portfolio turnover rate.................      161%      165%      177%       71%        43%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                  Class A
                                           ------------------------------------------------------
                                                           Year Ended August 31,
                                           ------------------------------------------------------
GROWTH FUND                                  2001        2000        1999       1998       1997
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 45.45    $    30.80   $ 29.78    $ 37.32    $  32.14
                                           --------   ----------   --------   --------   --------

Operations:
  Investment loss - net.................      (.30)         (.20)     (.13)      (.11)       (.16)
  Net realized and unrealized gain
    (loss) on investments...............    (14.98)        21.70     10.72      (3.59)       8.41
                                           --------   ----------   --------   --------   --------
Total from operations...................    (15.28)        21.50     10.59      (3.70)       8.25
                                           --------   ----------   --------   --------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (8.55)        (6.85)    (9.57)     (3.84)      (3.07)
                                           --------   ----------   --------   --------   --------
Net asset value, end of year............   $ 21.62    $    45.45   $ 30.80    $ 29.78    $  37.32
                                           --------   ----------   --------   --------   --------
Total Return @..........................    (38.44%)       82.06%    40.00%    (10.59%)     27.01%
Net assets end of year (000s omitted)...   $681,941   $1,203,376   $734,282   $581,819   $734,654
Ratio of expenses to average daily net
  assets................................      1.04%         1.04%     1.06%      1.05%       1.07%
Ratio of net investment income (loss) to
  average daily net assets..............      (.40%)        (.54%)    (.44%)     (.29%)      (.45%)
Portfolio turnover rate.................       198%          140%      166%        61%         28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                               Class B
                                           -----------------------------------------------
                                                        Year Ended August 31,
                                           -----------------------------------------------
GROWTH FUND                                 2001      2000      1999      1998      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $42.31    $29.26    $28.85    $36.53    $ 31.75
                                           -------   -------   -------   -------   -------

Operations:
  Investment loss - net.................     (.70)     (.30)     (.74)     (.25)      (.56)
  Net realized and unrealized gain
    (loss) on investments...............   (13.53)    20.20     10.72     (3.59)      8.41
                                           -------   -------   -------   -------   -------
Total from operations...................   (14.23)    19.90      9.98     (3.84)      7.85
                                           -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (8.55)    (6.85)    (9.57)    (3.84)     (3.07)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $19.53    $42.31    $29.26    $28.85    $ 36.53
                                           -------   -------   -------   -------   -------
Total Return @..........................   (38.90%)   80.70%    38.98%   (11.25%)    26.02%
Net assets end of year (000s omitted)...   $30,268   $43,250   $20,236   $12,417   $12,149
Ratio of expenses to average daily net
  assets................................     1.79%     1.79%     1.81%     1.80%      1.82%
Ratio of net investment income (loss) to
  average daily net assets..............    (1.15%)   (1.29%)   (1.19%)   (1.04%)    (1.19%)
Portfolio turnover rate.................      198%      140%      166%       61%        28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                              Class C
                                           ---------------------------------------------
                                                       Year Ended August 31,
                                           ---------------------------------------------
GROWTH FUND                                 2001      2000      1999     1998      1997
----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $42.32    $29.26    $28.85   $36.52    $31.75
                                           -------   -------   ------   -------   ------

Operations:
  Investment loss - net.................     (.71)     (.30)    (.74)     (.24)     (.57)
  Net realized and unrealized gain
    (loss) on investments...............   (13.53)    20.21    10.72     (3.59)     8.41
                                           -------   -------   ------   -------   ------
Total from operations...................   (14.24)    19.91     9.98     (3.83)     7.84
                                           -------   -------   ------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (8.55)    (6.85)   (9.57)    (3.84)    (3.07)
                                           -------   -------   ------   -------   ------
Net asset value, end of year............   $19.53    $42.32    $29.26   $28.85    $36.52
                                           -------   -------   ------   -------   ------
Total Return @..........................   (38.92%)   80.74%   38.98%   (11.22%)   25.98%
Net assets end of year (000s omitted)...   $6,866    $10,352   $4,629   $2,738    $2,367
Ratio of expenses to average daily net
  assets................................     1.79%     1.79%    1.81%     1.80%     1.82%
Ratio of net investment income (loss) to
  average daily net assets..............    (1.15%)   (1.29%)  (1.19%)   (1.04%)   (1.19%)
Portfolio turnover rate.................      198%      140%     166%       61%       28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                               Class H
                                           -----------------------------------------------
                                                        Year Ended August 31,
                                           -----------------------------------------------
GROWTH FUND                                 2001      2000      1999      1998      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $42.35    $29.28    $28.86    $36.54    $ 31.75
                                           -------   -------   -------   -------   -------

Operations:
  Investment loss - net.................     (.70)     (.30)     (.73)     (.25)      (.55)
  Net realized and unrealized gain
    (loss) on investments...............   (13.55)    20.22     10.72     (3.59)      8.41
                                           -------   -------   -------   -------   -------
Total from operations...................   (14.25)    19.92      9.99     (3.84)      7.86
                                           -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (8.55)    (6.85)    (9.57)    (3.84)     (3.07)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $19.55    $42.35    $29.28    $28.86    $ 36.54
                                           -------   -------   -------   -------   -------
Total Return @..........................   (38.91%)   80.72%    39.00%   (11.25%)    26.05%
Net assets end of year (000s omitted)...   $61,764   $97,410   $50,547   $34,453   $34,941
Ratio of expenses to average daily net
  assets................................     1.79%     1.79%     1.81%     1.80%      1.82%
Ratio of net investment income (loss) to
  average daily net assets..............    (1.15%)   (1.29%)   (1.19%)   (1.04%)    (1.19%)
Portfolio turnover rate.................      198%      140%      166%       61%        28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                 Class Z
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
GROWTH FUND                                  2001       2000       1999      1998       1997
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 46.35    $ 31.23    $ 30.00    $37.47    $  32.18
                                           --------   --------   --------   -------   --------

Operations:
  Investment loss - net.................      (.15)      (.16)      (.06)     (.04)       (.05)
  Net realized and unrealized gain
    (loss) on investments...............    (15.41)     22.13      10.86     (3.59)       8.41
                                           --------   --------   --------   -------   --------
Total from operations...................    (15.56)     21.97      10.80     (3.63)       8.36
                                           --------   --------   --------   -------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (8.55)     (6.85)     (9.57)    (3.84)      (3.07)
                                           --------   --------   --------   -------   --------
Net asset value, end of year............   $ 22.24    $ 46.35    $ 31.23    $30.00    $  37.47
                                           --------   --------   --------   -------   --------
Total Return @..........................    (38.26%)    82.51%     40.49%   (10.34%)     27.34%
Net assets end of year (000s omitted)...   $110,221   $231,410   $119,548   $95,370   $112,356
Ratio of expenses to average daily net
  assets................................       .79%       .79%       .81%      .80%        .82%
Ratio of net investment income (loss) to
  average daily net assets..............      (.15%)     (.29%)     (.19%)    (.04%)      (.20%)
Portfolio turnover rate.................       198%       140%       166%       61%         28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                                 Class A
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO               2001       2000       1999      1998       1997
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 60.44    $ 36.04    $ 26.42    $30.60    $  34.76
                                           --------   --------   --------   -------   --------

Operations:
  Investment loss - net.................      (.17)      (.44)      (.30)     (.35)       (.26)
  Net realized and unrealized gain
    (loss) on investments...............    (26.04)     35.42      18.42     (3.83)      (2.45)
                                           --------   --------   --------   -------   --------
Total from operations...................    (26.21)     34.98      18.12     (4.18)      (2.71)
                                           --------   --------   --------   -------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (12.99)    (10.58)     (8.50)       --       (1.18)
  Tax return of capital.................        --         --         --        --        (.27)
                                           --------   --------   --------   -------   --------
Total distributions to shareholders.....    (12.99)    (10.58)     (8.50)       --       (1.45)
                                           --------   --------   --------   -------   --------
Net asset value, end of year............   $ 21.24    $ 60.44    $ 36.04    $26.42    $  30.60
                                           --------   --------   --------   -------   --------
Total Return @..........................    (50.60%)   115.84%     80.27%   (13.66%)     (7.89%)
Net assets end of year (000s omitted)...   $138,175   $314,326   $147,346   $79,813   $105,422
Ratio of expenses to average daily net
  assets................................      1.39%      1.35%      1.50%     1.52%       1.55%
Ratio of net investment income (loss) to
  average daily net assets..............      (.57%)     (.94%)    (1.08%)    (.97%)      (.84%)
Portfolio turnover rate.................       151%       212%       271%       47%         25%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                              Class B
                                           ----------------------------------------------
                                                       Year Ended August 31,
                                           ----------------------------------------------
CAPITAL APPRECIATION PORTFOLIO              2001      2000      1999      1998      1997
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $57.66    $34.91    $25.90    $30.16    $34.46
                                           -------   -------   -------   -------   ------

Operations:
  Investment loss - net.................     (.68)     (.47)     (.91)     (.43)     (.40)
  Net realized and unrealized gain
    (loss) on investments...............   (24.23)    33.80     18.42     (3.83)    (2.45)
                                           -------   -------   -------   -------   ------
Total from operations...................   (24.91)    33.33     17.51     (4.26)    (2.85)
                                           -------   -------   -------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................   (12.99)   (10.58)    (8.50)       --     (1.18)
  Tax return of capital.................       --        --        --        --      (.27)
                                           -------   -------   -------   -------   ------
Total distributions to shareholders.....   (12.99)   (10.58)    (8.50)       --     (1.45)
                                           -------   -------   -------   -------   ------
Net asset value, end of year............   $19.76    $57.66    $34.91    $25.90    $30.16
                                           -------   -------   -------   -------   ------
Total Return @..........................   (50.84%)  114.66%    79.35%   (14.12%)   (8.38%)
Net assets end of year (000s omitted)...   $20,522   $38,246   $11,426   $5,849    $6,561
Ratio of expenses to average daily net
  assets................................     1.94%     1.90%     2.05%     2.07%     2.10%
Ratio of net investment income (loss) to
  average daily net assets..............    (1.12%)   (1.49%)   (1.63%)   (1.52%)   (1.39%)
Portfolio turnover rate.................      151%      212%      271%       47%       25%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                              Class C
                                           ---------------------------------------------
                                                       Year Ended August 31,
                                           ---------------------------------------------
CAPITAL APPRECIATION PORTFOLIO              2001      2000      1999     1998      1997
----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $57.71    $34.94    $25.92   $30.18    $34.48
                                           -------   -------   ------   -------   ------

Operations:
  Investment loss - net.................     (.71)     (.47)    (.90)     (.43)     (.40)
  Net realized and unrealized gain
    (loss) on investments...............   (24.24)    33.82    18.42     (3.83)    (2.45)
                                           -------   -------   ------   -------   ------
Total from operations...................   (24.95)    33.35    17.52     (4.26)    (2.85)
                                           -------   -------   ------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................   (12.99)   (10.58)   (8.50)       --     (1.18)
  Tax return of capital.................       --        --       --        --      (.27)
                                           -------   -------   ------   -------   ------
Total distributions to shareholders.....   (12.99)   (10.58)   (8.50)       --     (1.45)
                                           -------   -------   ------   -------   ------
Net asset value, end of year............   $19.77    $57.71    $34.94   $25.92    $30.18
                                           -------   -------   ------   -------   ------
Total Return @..........................   (50.87%)  114.60%   79.33%   (14.12%)   (8.38%)
Net assets end of year (000s omitted)...   $7,278    $14,300   $3,612   $1,794    $1,875
Ratio of expenses to average daily net
  assets................................     1.94%     1.90%    2.05%     2.07%     2.10%
Ratio of net investment income (loss) to
  average daily net assets..............    (1.12%)   (1.49%)  (1.63%)   (1.52%)   (1.39%)
Portfolio turnover rate.................      151%      212%     271%       47%       25%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                               Class H
                                           -----------------------------------------------
                                                        Year Ended August 31,
                                           -----------------------------------------------
CAPITAL APPRECIATION PORTFOLIO              2001      2000      1999      1998      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $57.72    $34.94    $25.92    $30.18    $ 34.48
                                           -------   -------   -------   -------   -------

Operations:
  Investment loss - net.................     (.72)     (.47)     (.90)     (.43)      (.40)
  Net realized and unrealized gain
    (loss) on investments...............   (24.24)    33.83     18.42     (3.83)     (2.45)
                                           -------   -------   -------   -------   -------
Total from operations...................   (24.96)    33.36     17.52     (4.26)     (2.85)
                                           -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................   (12.99)   (10.58)    (8.50)       --      (1.18)
  Tax return of capital.................       --        --        --        --       (.27)
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....   (12.99)   (10.58)    (8.50)       --      (1.45)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $19.77    $57.72    $34.94    $25.92    $ 30.18
                                           -------   -------   -------   -------   -------
Total Return @..........................   (50.88%)  114.64%    79.33%   (14.12%)    (8.38%)
Net assets end of year (000s omitted)...   $26,051   $50,558   $20,755   $11,933   $13,379
Ratio of expenses to average daily net
  assets................................     1.94%     1.90%     2.05%     2.07%      2.10%
Ratio of net investment income (loss) to
  average daily net assets..............    (1.12%)   (1.49%)   (1.63%)   (1.52%)    (1.39%)
Portfolio turnover rate.................      151%      212%      271%       47%        25%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Advantage Portfolios, Inc.

Fortis Equity Portfolios, Inc.

Fortis Growth Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Asset Allocation Portfolio and Capital Appreciation Portfolio (funds within Fortis Advantage
Portfolios, Inc.), Fortis Capital Fund, Fortis Value Fund and Fortis Growth & Income Fund (funds within Fortis Equity Portfolios, Inc.) and Fortis Growth Fund, Inc. as of August 31, 2001 and related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Capital Appreciation Portfolio, Fortis Capital Fund, Fortis Value Fund, Fortis Growth & Income Fund and Fortis Growth Fund, Inc. as of August 31, 2001, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota
October 5, 2001

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The information set forth below is for the fund's fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2002. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Fortis Asset Allocation Portfolio, Fortis Value and Fortis Growth & Income Fund paid income distributions, taxable as dividend income, of which 10.70%, 8.52% and 100% and qualified for deduction by corporations. Detailed below are the per share distributions made for the fiscal year ended August 31, 2001.

  ASSET ALLOCATION
Ordinary Income Per Share

RECORD DATES                                   Class A   Class B   Class C   Class H   Class Z
                                               ------------------------------------------------
Net Investment Income Per Share
September 18, 2000...........................  $ 0.093   $ 0.068   $ 0.068   $ 0.068   $ 0.114
November 13, 2000............................    0.094     0.069     0.069     0.069     0.113
March 19, 2001...............................    0.100     0.079     0.079     0.079     0.117
June 15, 2001................................    0.056     0.036     0.036     0.036     0.073
                                               -------   -------   -------   -------   -------
Total Distributions..........................    0.343     0.252     0.252     0.252     0.417
                                               -------   -------   -------   -------   -------
Short-Term Capital Gain Per Share
November 13, 2000............................   0.2380    0.2380    0.2380    0.2380    0.2380
                                               -------   -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 13, 2000............................   1.0020    1.0020    1.0020    1.0020    1.0020
                                               -------   -------   -------   -------   -------

VALUE
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
November 13, 2000............................  $ 0.016   $    --   $    --   $    --
                                               -------   -------   -------   -------
Total Distributions..........................    0.016        --        --        --
                                               -------   -------   -------   -------
Short-Term Capital Gain Per Share
November 13, 2000............................   0.7200    0.7200    0.7200    0.7200
                                               -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 13, 2000............................   0.6000    0.6000    0.6000    0.6000
                                               -------   -------   -------   -------

GROWTH AND INCOME
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
November 13, 2000............................  $ 0.043   $    --   $    --   $    --
                                               -------   -------   -------   -------
Total Distributions..........................    0.043        --        --        --
                                               -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 13, 2000............................   1.0520    1.0520    1.0520    1.0520
                                               -------   -------   -------   -------

CAPITAL FEDERAL TAX
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
Total Distributions..........................  $    --   $    --   $    --   $    --
                                               -------   -------   -------   -------
Short-Term Capital Gain Per Share
November 13, 2000............................   1.0300    1.0300    1.0300    1.0300
                                               -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 13, 2000............................   2.2920    2.2920    2.2920    2.2920
                                               -------   -------   -------   -------

GROWTH
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
Total Distributions..........................  $    --   $    --   $    --   $    --   $    --
                                               -------   -------   -------   -------   -------
Short-Term Capital Gain Per Share
November 13, 2000............................   4.9100    4.9100    4.9100    4.9100    4.9100
                                               -------   -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 13, 2000............................   3.6400    3.6400    3.6400    3.6400    3.6400
                                               -------   -------   -------   -------   -------

CAPITAL APPRECIATION
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
Total Distributions..........................  $    --   $    --   $    --   $    --
                                               -------   -------   -------   -------
Short-Term Capital Gain Per Share
November 13, 2000............................   9.8700    9.8700    9.8700    9.8700
                                               -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 13, 2000............................   3.1200    3.1200    3.1200    3.1200
                                               -------   -------   -------   -------

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          DIRECTOR, FORTIS, INC., PRIOR TO JULY
                                           2000, CHAIRMAN AND CHIEF EXECUTIVE
                                           OFFICER, FORTIS, INC. AND MANAGING
                                           DIRECTOR OF FORTIS INTERNATIONAL,
                                           N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Phillip O. Peterson        MUTUAL FUND INDUSTRY CONSULTANT; PRIOR
                                           TO JUNE 1999, PARTNER OF KPMG LLP
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel F. Schenker           SENIOR VICE PRESIDENT, MARKETING AND
                                           NEW BUSINESS DEVELOPMENT, SELECT
                                           COMFORT CORPORATION, PRIOR TO 2000,
                                           MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Dr. Lemma W. Senbet        THE WILLIAM E. MAYER PROFESSOR OF
                                           FINANCE AND CHAIR, FINANCE
                                           DEPARTMENT, UNIVERSITY OF MARYLAND,
                                           COLLEGE PARK, MD, CONSULTANT,
                                           INTERNATIONAL FINANCIAL INSTITUTIONS
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.
              David M. Znamierowski      SENIOR VICE PRESIDENT AND CHIEF
                                           INVESTMENT OFFICER OF HARTFORD LIFE,
                                           DIRECTOR AND SENIOR VICE PRESIDENT OF
                                           HIFSCO AND MANAGING DIRECTOR WITH HL
                                           ADVISORS

OFFICERS

David M. Znamierowski
  PRESIDENT
Robert W. Beltz, Jr.
  VICE PRESIDENT
Peter W. Cummins
  VICE PRESIDENT
Kevin J. Carr
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
George R. Jay
  VICE PRESIDENT
Stephen T. Joyce
  VICE PRESIDENT
David N. Levenson
  VICE PRESIDENT
Thomas M. Marra
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
John C. Walters
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT ADVISER              Hartford Investment Financial Services Company
                                P.O. BOX 1744, HARTFORD, CT 06144-1744

REGISTRAR AND TRANSFER AGENT    Hartford Administrative Services Company
                                P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Woodbury Financial Services, Inc.
                                P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       Wells Fargo Bank Minnesota N.A.
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

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Underwritten and distributed through
Woodbury Financial Services, Inc.
Member NASD, SIPC
P.O. Box 64284, St. Paul, MN 55164-0284

Investment manager
Hartford Investment Financial
Services Company, HIFSCO
P.O. Box 2999, Hartford, CT 06104-2999

Investment subadvisers
Hartford Investment Management
Company, HIMCO
P.O. Box 2999, Hartford, CT 06104-2999

Wellington Management Company, LLP
75 State Street, Boston, MA 02109



FORTIS Funds
P.O. Box 64284
St. Paul, MN 55164-0284

Fortis Stock Funds


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98144 10/01